UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________________
FORM N-CSR
_______________________________________________
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22802

_______________________________________________
FS Credit Opportunities Corp.
(Exact name of registrant as specified in charter)
 _______________________________________________

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip code)

 _______________________________________________

Michael C. Forman
FS Credit Opportunities Corp.
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
(Name and address of agent for service)
 _______________________________________________
Registrant’s telephone number, including area code: (215) 495-1150
Date of fiscal year end: December 31
Date of reporting period: June 30, 2024

Item 1. Reports to Stockholders.
(a)The semi-annual report, or the Semi-Annual Report of FS Credit Opportunities Corp., or the Fund, for the six months ended June 30, 2024 transmitted to stockholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended, or the 1940 Act, is as follows:

FSCO Portfolio Highlights

As of June 30, 2024 (unless otherwise noted)

Senior secured debt represented 83% of the Fund’s portfolio.

Portfolio composition (by fair value)*		Industry classification (by fair value)*
Senior Secured Loans—First Lien	64%	Consumer Services	16%
Senior Secured Loans—Second Lien	4%	Commercial & Professional Services	10%
Senior Secured Bonds	15%	Health Care Equipment & Services	10%
Subordinated Debt	4%	Capital Goods	8%
Asset Based Finance	4%	Financial Services	8%
Equity/Other	9%	Consumer Durables & Apparel	7%
		Consumer Discretionary Distribution & Retail	5%
		Pharmaceuticals, Biotechnology & Life Sciences	5%
		Materials	5%
		Transportation	4%
		Energy	4%
		Software & Services	3%
		Telecommunication Services	3%
		Real Estate Management & Development	2%
		Automobiles & Components	2%
		Household & Personal Products	2%
		Technology Hardware & Equipment	2%
		Consumer Staples Distribution & Retail	1%
		Equity Real Estate Investment Trusts (REITs)	1%
		Food, Beverage & Tobacco	1%
		Insurance	1%

_____________
* Derivatives are not included in this table. Holdings subject to change.

FSCO Officers + Directors

Officers

Michael Forman	Stephen S. Sypherd
President & Chief Executive Officer	Vice President, Treasurer & Secretary

James Beach	James F. Volk
Chief Operating Officer	Chief Compliance Officer

Edward T. Gallivan, Jr.
Chief Financial Officer

Board of Directors

Michael Forman	Barbara J. Fouss
Chairman	Director
Chairman & Chief Executive Officer	Executive Director
FS Investments	Gravina Family Office

Keith Bethel	Philip E. Hughes, Jr.
Director	Director
Partner & Chief Executive Officer	Vice-Chairman
Triple B Hospitality Group	Keystone Industries

Walter W. Buckley, III	Robert N.C. Nix, III
Director	Director
Managing Partner & Co-Chief Investment Officer	President
SEMCAP	Pleasant News, Inc.

Della Clark
Director
President
The Enterprise Center

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments
As of June 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—89.6%
Aimbridge Acquisition Co. Inc.	(e)	Consumer Services	S+375	0.00%	2/2/26	$1,969	$1,859	$1,929
ANCILE Solutions, Inc.	(e)(l)	Software & Services	S+1000	1.00%	6/11/26	32,587	32,587	33,157
APTIM Corp.	(e)	Commercial & Professional Services	S+750	0.00%	5/23/29	27,500	27,500	28,268
Arrow Purchaser Inc.	(e)	Consumer Discretionary Distribution & Retail	S+675	1.00%	4/15/26	12,917	12,910	11,625
Ascena Retail Group, Inc.	(e)(i)(p)	Consumer Discretionary Distribution & Retail	L+450	0.75%	8/21/22	35,525	11,795	111
Aveanna Healthcare LLC	(e)	Health Care Equipment & Services	S+375	0.50%	7/17/28	19,746	17,596	18,957
CCS-CMGC Holdings, Inc.	(e)(i)(p)	Health Care Equipment & Services	S+550	0.00%	10/1/25	37,134	34,987	23,862
Chinos Intermediate 2, LLC	(e)	Consumer Discretionary Distribution & Retail	S+800	1.00%	9/10/27	28,267	28,566	28,502
CircusTrix Holdings, LLC	(l)	Consumer Services	S+650	1.00%	7/18/25	3,441	3,441	3,514
CircusTrix Holdings, LLC	(l)	Consumer Services	S+650	1.00%	7/18/28	33,297	33,297	34,004
CircusTrix Holdings, LLC	(g)(l)	Consumer Services	S+650	1.00%	7/18/25	860	860	878
CircusTrix Holdings, LLC	(g)(l)	Consumer Services	S+650	1.00%	7/18/28	2,151	2,151	2,196
Claros Mortgage Trust, Inc.	(e)	Financial Services	S+450	0.50%	8/9/26	16,378	15,135	15,205
Core Health & Fitness LLC	(l)	Consumer Services	S+800	3.00%	6/14/29	40,000	38,990	39,000
CPC Acquisition Corp.	(e)	Materials	S+375	0.75%	12/29/27	11,700	9,550	9,825
Cresco Labs, LLC	(e)	Pharmaceuticals, Biotechnology & Life Sciences	9.5%		8/12/26	41,000	40,328	39,463
Curia Global, Inc.	(e)	Pharmaceuticals, Biotechnology & Life Sciences	S+375	0.75%	8/30/26	2,676	2,434	2,528
Domain Timberlake Note Issuer, LLC	(l)	Real Estate Management & Development	S+650	1.00%	12/20/29	29,000	29,037	29,616
Drive Assurance Corp.	(l)	Insurance	S+900	1.00%	5/23/28	11,345	11,281	11,387
Electrical Components International, Inc.	(l)	Capital Goods	S+650	2.00%	4/26/29	47,400	46,472	46,511
Electrical Components International, Inc.	(g)(l)	Capital Goods	S+650	2.00%	4/26/29	2,600	2,600	2,551
First Brands Group, LLC	(e)	Automobiles & Components	S+500	1.00%	3/30/27	31,040	30,190	30,890
First Brands Group, LLC	(e)	Automobiles & Components	S+500	1.00%	3/30/27	4,927	4,786	4,905
Global Tel Link Corp.	(e)	Technology Hardware & Equipment	S+425	0.00%	11/29/25	13,994	13,626	13,926
Gold Rush Amusements, Inc.	(l)	Consumer Services	S+750	2.00%	10/12/28	30,519	29,970	30,519
Grass Valley USA, LLC	(l)	Technology Hardware & Equipment	S+750, 2.5% PIK (2.5% Max PIK)	3.00%	3/15/29	17,293	16,806	16,991
Grass Valley USA, LLC	(g)(l)	Technology Hardware & Equipment	S+750, 2.5% PIK (2.5% Max PIK)	3.00%	3/15/29	4,427	4,427	4,350
IXS Holdings, Inc.	(e)	Materials	S+425	0.75%	3/5/27	6,725	6,076	6,557
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
KDC/ONE Development Corporation, Inc.	(e)	Household & Personal Products	S+450	0.00%	8/15/28	$20,948	$20,331	$21,030
Lance East Holdings PTY Ltd.	(l)	Financial Services	16.8%		9/12/26	15,000	15,000	15,375
Level 3 Financing, Inc.	(e)(q)	Telecommunication Services	S+656	2.00%	4/15/29	14,291	13,978	14,025
LHS Borrower, LLC	(e)	Capital Goods	S+475	0.50%	2/16/29	985	860	934
LifeScan Global Corp.	(e)(i)(p)	Health Care Equipment & Services	S+650	0.00%	12/31/26	50,117	47,083	24,098
Maverick Gaming, LLC	(e)	Consumer Services	S+750	1.00%	6/3/28	4,573	4,573	4,439
Maverick Gaming, LLC	(e)	Consumer Services	S+750	1.00%	6/3/28	13,507	14,796	9,792
MLN US HoldCo LLC	(e)(i)(p)	Technology Hardware & Equipment	S+450	0.00%	11/30/25	2,837	2,333	319
Monitronics International, LLC	(e)(r)	Commercial & Professional Services	S+750	3.00%	6/30/28	51,239	51,246	51,085
Mountaineer Merger Corp.	(e)	Consumer Discretionary Distribution & Retail	S+700	0.00%	10/26/28	13,500	13,242	10,808
Neovia Logistics, LP	(e)	Transportation	S+50, 8.5% PIK (8.5% Max PIK)	0.50%	11/1/27	49,422	46,067	44,892
Nephron Pharmaceuticals Corp.	(l)	Pharmaceuticals, Biotechnology & Life Sciences	S+1100	1.50%	9/11/26	37,715	36,829	36,584
Nephron Pharmaceuticals Corp.	(l)	Pharmaceuticals, Biotechnology & Life Sciences	20.0% PIK (20.0% Max PIK)		9/11/26	2,108	2,108	1,979
New Giving Acquisition, Inc.	(l)(r)	Health Care Equipment & Services	S+625	1.00%	4/26/29	30,000	30,000	30,000
North Atlantic Imports, LLC	(l)	Consumer Durables & Apparel	S+750	0.50%	10/15/26	11,294	11,298	12,169
One Call Corp.	(e)	Health Care Equipment & Services	S+550	0.75%	4/22/27	40,820	39,480	38,843
Powerhouse Intermediate, LLC	(l)	Commercial & Professional Services	S+1025	1.00%	1/12/27	37,605	36,549	38,217
Pretium PKG Holdings, Inc.	(e)	Materials	S+250, 2.5% PIK (2.5% Max PIK)	1.00%	10/2/28	22,284	21,982	22,975
Propulsion Acquisition, LLC	(e)(l)	Capital Goods	S+650	1.50%	7/31/26	24,681	24,665	24,928
Pyxus Holdings, Inc.	(e)	Food, Beverage & Tobacco	S+800	1.50%	12/31/27	8,156	7,510	8,197
Pyxus Holdings, Inc.	(e)	Food, Beverage & Tobacco	S+800	1.50%	12/31/27	12,234	9,746	10,705
Retail Services WIS Corp.	(e)	Commercial & Professional Services	S+835	1.00%	5/20/25	13,193	13,041	13,061
Revlon Intermediate Holdings IV LLC	(e)	Household & Personal Products	S+688	1.00%	5/2/28	15,000	15,037	14,996
Riddell, Inc.	(l)	Consumer Durables & Apparel	S+600 (3.0% Max PIK)	1.00%	3/29/29	12,422	12,127	12,313
Riddell, Inc.	(g)(l)	Consumer Durables & Apparel	S+600 (3.0% Max PIK)	1.00%	3/29/29	1,250	1,250	1,239
River Ranch One Investments, Ltd.	(l)	Real Estate Management & Development	13.5% PIK (13.5% Max PIK)		9/11/26	18,975	18,981	19,687
River Ranch One Investments, Ltd.	(g)(l)	Real Estate Management & Development	13.5% PIK (13.5% Max PIK)		9/11/26	18,025	18,025	18,701
S&S Holdings LLC	(e)	Consumer Durables & Apparel	S+500	0.50%	3/11/28	21,732	21,335	21,787
Salt Creek Aggregator HoldCo, LLC	(e)(l)	Energy	8.0% PIK (8.0% Max PIK)		7/12/26	19,943	20,027	19,943
SuperRego, LLC	(l)	Consumer Services	15.0% PIK (15.0% Max PIK)		3/30/30	45,689	44,636	44,547
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Syncapay, Inc.	(e)	Software & Services	S+650	1.00%	12/10/27	$29,443	$28,710	$29,601
TCFIII Owl Finance LLC	(l)	Capital Goods	12.0% PIK (12.0% Max PIK)		1/30/27	58,959	58,388	51,811
Titan Purchaser, Inc.	(e)	Materials	S+600	1.00%	3/1/30	13,825	13,770	14,050
TKC Holdings, Inc.	(e)	Consumer Staples Distribution & Retail	S+550	1.00%	5/15/28	5,524	4,840	5,527
Travelpro Group Holdings, Inc.	(l)(n)	Consumer Durables & Apparel	S+800	3.00%	10/24/28	42,463	41,544	41,826
TruGreen, LP	(e)	Commercial & Professional Services	S+400	0.75%	11/2/27	13,834	12,994	13,363
United Gaming LLC	(e)(l)	Consumer Services	S+900		6/9/25	45,659	45,521	45,888
United Gaming LLC	(g)(l)	Consumer Services	S+900		6/9/25	263	263	264
Upstream Newco, Inc.	(e)(q)	Health Care Equipment & Services	S+425	0.00%	11/20/26	3,330	3,000	3,032
WMK, LLC	(l)	Consumer Discretionary Distribution & Retail	S+650	3.00%	1/25/28	17,187	16,649	16,822
WMK, LLC	(g)(l)	Consumer Discretionary Distribution & Retail	S+650	3.00%	1/25/28	2,714	2,714	2,657
Total Senior Secured Loans—First Lien							1,351,785	1,303,736
Unfunded Loan Commitments							(32,290)	(32,290)
Net Senior Secured Loans—First Lien							1,319,495	1,271,446

Senior Secured Loans—Second Lien—6.3%
Eversana Life Sciences Services, LLC	(e)	Health Care Equipment & Services	S+800	0.00%	12/17/29	7,000	6,918	6,685
LaserShip, Inc.	(e)	Transportation	S+750	0.00%	5/7/29	27,272	27,142	19,920
MBS Services Holdings, LLC	(l)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/20/30	29,689	28,682	28,131
MLN US HoldCo LLC	(e)(i)(p)	Technology Hardware & Equipment	S+875	0.00%	11/30/26	14,396	11,084	1,169
S&S Holdings LLC	(e)	Consumer Durables & Apparel	S+875	0.50%	3/9/29	5,000	5,010	4,550
Salt Creek Aggregator HoldCo, LLC	(e)(i)(l)	Energy			7/12/27	23,486	18,450	18,172
Salt Creek Aggregator HoldCo, LLC	(e)(i)(l)	Energy			7/12/27	3,701	1,996	2,517
TruGreen, LP	(e)	Commercial & Professional Services	S+850	0.75%	11/2/28	10,000	9,867	7,775
Total Senior Secured Loans—Second Lien							109,149	88,919

Senior Secured Bonds—21.6%
Aretec Escrow Issuer, Inc.	(n)(o)	Financial Services	10.0%		8/15/30	14,000	14,000	15,244
Blackstone Mortgage Trust, Inc.	(n)(o)	Financial Services	3.8%		1/15/27	2,000	1,722	1,805
Digicel International Finance Ltd.	(o)	Telecommunication Services	9.0%, 1.5% PIK (1.5% Max PIK)		5/25/27	41,445	40,727	41,066
Full House Resorts, Inc.	(n)(o)	Consumer Services	8.3%		2/15/28	23,340	21,400	22,439
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Grass Valley Canada ULC/Grass Valley Dutch Acquisition B.V./Grass Valley Dutch Holdco B.V.	(l)	Technology Hardware & Equipment	8.5% PIK (8.5% Max PIK)		9/20/29	€3,407	$1,168	$1,197
Guitar Center, Inc.	(n)(o)	Consumer Discretionary Distribution & Retail	8.5%		1/15/26	$37,000	37,092	33,408
JW Aluminum Co.	(n)(o)	Materials	10.3%		6/1/26	43,500	43,500	43,861
LHS, LLC	(l)	Capital Goods	12.0% PIK (12.0% Max PIK)		2/26/27	37,599	37,361	34,920
Medicine Man Technologies, Inc., Convertible Note	(l)	Pharmaceuticals, Biotechnology & Life Sciences	9.0%, 4.0% PIK (4.0% Max PIK)		12/3/26	16,613	16,438	13,384
Navios Logistics Finance, Inc.	(n)(o)	Transportation	10.8%		7/1/25	25,000	25,000	25,034
North Atlantic Imports, LLC, Convertible Note	(l)	Consumer Durables & Apparel	14.0%, 0.0% PIK (7.0% Max PIK)		11/30/27	31,250	31,251	47,422
TKC Holdings, Inc.	(n)(o)	Consumer Staples Distribution & Retail	6.9%		5/15/28	15,977	14,964	15,558
Trulieve Cannabis Corp.	(o)	Pharmaceuticals, Biotechnology & Life Sciences	8.0%		10/6/26	11,409	11,409	11,104
Total Senior Secured Bonds							296,032	306,442

Subordinated Debt—6.3%
Advisor Group Holdings, Inc.	(n)(o)	Financial Services	10.8%		8/1/27	20,200	19,479	20,814
Delivery Hero SE	(o)	Consumer Services	1.5%		1/15/28	€22,000	17,674	18,265
Five Point Operating Co., LP	(n)(o)	Equity Real Estate Investment Trusts (REITs)	10.5%		1/15/28	$19,748	19,782	20,263
Pioneer Midco, LLC	(l)	Consumer Services	11.6% PIK (11.6% Max PIK)		11/18/30	23,445	23,445	23,591
PRA Group, Inc.	(n)(o)	Financial Services	7.4%		9/1/25	6,295	6,078	6,309
Total Subordinated Debt							86,458	89,242

Asset Based Finance—5.4%
Bridge Street CLO I Ltd., Subordinated Notes	(l)(m)(n)(r)	Financial Services	21.7%		7/20/37	28,200	22,804	27,569
Bridge Street CLO I Ltd., Tranche D Notes	(m)(n)(r)	Financial Services	S+705		7/20/37	3,500	3,500	3,513
Bridge Street CLO II Ltd., Subordinated Notes	(l)(m)(n)(r)	Financial Services	20.2%		7/20/34	28,560	24,562	23,942
Bridge Street CLO III Ltd., Subordinated Notes	(l)(m)(n)(r)	Financial Services	13.0%		10/20/34	27,600	25,785	21,550
Total Asset Based Finance							76,651	76,574

See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units/Number of Contracts	Cost	Fair Value(d)
Equity/Other—12.3%
BusPatrol LLC, Warrants, 12/31/31, Strike: $0.01	(i)(l)	Commercial & Professional Services			6,408	$1,314	$—
Carnelian Point Holdings LP, Warrants, 6/30/27, Strike: $10.00	(e)(i)(l)	Consumer Services			30,146	30	—
Chinos Holdings, Inc., Warrants	(i)	Consumer Discretionary Distribution & Retail			412,738	1,447	1,066
Drive Assurance Corp., Common Stock	(i)(l)	Insurance			18,760	19	817
Drive Assurance Corp., Preferred Stock	(l)	Insurance	10.0% PIK (10.0% Max PIK)		1,120	1,120	1,120
Guitar Center, Inc., Preferred Equity	(e)(i)(l)(p)	Consumer Discretionary Distribution & Retail	15.0%		8,364	8,364	5,285
MBS Services Holdings, LLC, A-3 Units	(i)(k)(l)	Commercial & Professional Services			522,382	522	731
Monitronics International, LLC, Common Equity	(e)(i)(r)	Commercial & Professional Services			997,489	13,517	21,147
Nelson Global Products, Inc., Common Stock	(i)(l)	Automobiles & Components			43,998	1,231	1,477
Nelson Global Products, Inc., Series A Preferred Stock	(i)(l)	Automobiles & Components			1,268	1,268	1,268
New Giving Acquisition, Inc., Common Stock	(l)(r)	Health Care Equipment & Services			205,227	—	50,671
Penn Foster Inc., Preferred Equity, 11/17/27	(e)(l)	Consumer Services	S+1075 PIK (S+1075 Max PIK)	1.00%	63,698	62,947	44,656
RDV Resources Oil & Gas, Inc., Common Equity	(i)(l)	Energy			457,704	3,618	803
Riddell, Inc., Preferred Equity	(l)	Consumer Durables & Apparel	10.0% PIK (10.0% Max PIK)		6,404	6,279	6,460
SCM EPIC, LLC, Common Equity	(i)(k)(l)(s)	Energy			34,800	35,861	31,748
SCM Topco, LLC, Series B Preferred Equity, 7/13/28	(i)(k)(l)(p)	Energy			27,398	2,449	2,243
SCM Topco, LLC, Series C Common Equity	(i)(k)(l)	Energy			196	—	—
SCM Topco, LLC, Warrants, 7/10/28, Strike: $75,000	(i)(k)(l)	Energy			1	—	—
Selecta Group B.V., Contingent Value Notes	(h)(i)(l)	Consumer Discretionary Distribution & Retail			7	3	—
Selecta Group B.V., Warrants	(h)(i)(l)	Consumer Discretionary Distribution & Retail			98	2	—
SPDR S&P 500 ETF Trust, Put Option, 8/16/2024, Strike: $492	(i)	Financial Services			5	1,893	368
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units/Number of Contracts	Cost	Fair Value(d)
SuperRego, LLC, Warrants, 7/30/28, Strike: $0.01	(i)(l)	Consumer Services			139,285	$56	$5,223
Total Equity/Other						141,940	175,083
TOTAL INVESTMENTS—141.5%						$2,029,725	2,007,706
Cash, Cash Equivalents and Foreign Currency—7.3%	(f)						103,810
Credit Facilities Payable—(20.1)%							(285,000)
Term Preferred Shares, at Liquidation Value, Net—(28.0)%							(397,551)
Liabilities in Excess of Other Assets—(0.7)%	(j)						(9,973)
NET ASSETS—100%							$1,418,992
_________________
€ – Euro.

Options Written
Description	Put / Call	Strike	Expiration Date	Number of Contracts	Premiums Received	Fair Value(d)
SPDR S&P 500 ETF Trust	Put Option	$465	8/16/24	(4,600)	$(863)	$(193)
Total					$(863)	$(193)

Forward Foreign Currency Exchange Contracts
Counterparty	Contract Settlement Date	Currency to be Received	Value	Currency to be Delivered	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	7/17/24	USD	19,356	EUR	18,000	$64
Total						$64

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Periodic Payment Frequency	Expiration Date	Notional Amount	Fair Value(d)	Unamortized Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	SOFR	4.2%	Semi-Annually	5/16/29	$50,000	$428	$—	$428
Total						$428	$—	$428
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2024 (in thousands, except share amounts)
_________________
EUR – Euro.
USD – U.S. Dollar.

(a)	Security may be an obligation of one or more entities affiliated with the named company.
(b)
Certain variable rate securities in FS Credit Opportunities Corp.’s, or the Fund’s, portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2024, the three-month London Interbank Offered Rate, or LIBOR, or L, was 5.59% and the one-month and three-month Term Secured Overnight Financing Rate, or Term SOFR, or S, was 5.34% and 5.32%, respectively. Term SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and basis point spread. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment. Variable rate securities with no floor rate use the respective benchmark rate in all cases.

(c)	Denominated in U.S. dollars, unless otherwise noted.
(d)	Fair value is determined by the Fund’s investment adviser, FS Global Advisor, LLC which has been designated by the Fund’s Board of Directors as its valuation designee. The Fund’s current Valuation Policy complies with SEC Rule 2a-5, Good Faith Determinations of Fair Value, and addresses the valuation of investments, fair value hierarchy levels and other significant valuation-related procedures, reporting and recordkeeping. See Note 2 and Note 8 for additional information regarding the fair value of the Fund's financial instruments.
(e)	Security or portion thereof held by Blair Funding LLC, or Blair Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Blair Funding’s credit facility with Barclays Bank PLC, as administrative agent and Wells Fargo Bank, National Association, as collateral agent (see Note 9).
(f)	Includes $10,469 of a short-term investment held in the Allspring Government Money Market Fund with a 7-day yield of 5.3% as of June 30, 2024.
(g)	Security is an unfunded commitment.
(h)	Security or portion thereof held by FS Global Credit Opportunities (Luxembourg) S.à r.l., a wholly-owned subsidiary of the Fund.
(i)	Security is non-income producing.
(j)	Includes the effect of options written, interest rate swaps and forward foreign currency exchange contracts.
(k)	Security held within FS Global Investments, Inc., a wholly-owned subsidiary of the Fund.
(l)	Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 8).
(m)
Securities of collateralized loan obligations, or CLOs, where an affiliate of the Fund’s investment adviser serves as collateral manager and administrator (see Note 4). The fair value of the investment is inclusive of the present value of future senior management fee and subordinated management fee cash flows from the collateral manager and administrator of the CLOs to the Fund.

(n)
Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. As of June 30, 2024, the total market value of Rule 144A securities amounted to $323,135, which represented approximately 22.8% of net assets.

(o)
Security or portion thereof held by Bucks Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Bucks Funding’s prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL. Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding’s prime brokerage facility with BNP PBIL (see Note 9). As of June 30, 2024, one security with a fair value of $181 was rehypothecated by BNP PBIL. The Fund earned $0 of income from rehypothecated securities during the six months ended June 30, 2024.

(p)	Security was on non-accrual status as of June 30, 2024.
(q)	Position or portion thereof unsettled as of June 30, 2024.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2024 (in thousands, except share amounts)

(r)
Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2024, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person as of June 30, 2024:

Portfolio Company	Fair Value at December 31, 2023	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2024	Interest Income(3)	Dividend Income(3)	Fee Income(3)
Senior Secured Loans—First Lien
Monitronics International, LLC	$51,412	$—	$(260)	$—	$(67)	$51,085	$3,403	$—	$—
New Giving Acquisition, Inc.	—	30,000	—	—	—	30,000	626	—	—
Senior Secured Loans—Second Lien
New Giving Acquisition, Inc.	45,844	46	(45,000)	695	(1,585)	—	1,874	—	1,350
Asset Based Finance
Bridge Street CLO I Ltd., Subordinated Notes	24,955	717	(1,586)	—	3,483	27,569	3,072	—	—
Bridge Street CLO I Ltd., Tranche D Notes	—	3,500	—	—	13	3,513	—	—	—
Bridge Street CLO II Ltd., Subordinated Notes	25,108	207	(525)	—	(848)	23,942	2,319	—	—
Bridge Street CLO III Ltd., Subordinated Notes	21,430	—	(797)	—	917	21,550	779	—	—
Equity/Other
Monitronics International, LLC	20,947	—	—	—	200	21,147	—	—	—
New Giving Acquisition, Inc., Common Stock	76,443	29	(29,245)	28,886	(25,442)	50,671	—	19,497	454
New Giving Acquisition, Inc. Warrants, 8/19/29, Strike: $0.01	6,757	—	(29)	—	(6,728)	—	—	—	—
Total	$272,896	$34,499	$(77,442)	$29,581	$(30,057)	$229,477	$12,073	$19,497	$1,804
_________________
(1)Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company into this category from a different category.
(2)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company out of this category into a different category.
(3)Interest, dividend and fee income are presented for the full six months ended June 30, 2024.

See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2024 (in thousands, except share amounts)

(s)
Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2024, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” and deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person and deemed to control as of June 30, 2024:

Portfolio Company	Fair Value at December 31, 2023	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2024
Equity/Other
SCM EPIC, LLC, Common Equity	$29,470	$—	$—	$—	$2,278	$31,748
Total	$29,470	$—	$—	$—	$2,278	$31,748
_________________
(1)Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
(2)Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Statement of Assets and Liabilities
(in thousands, except share and per share amounts)

June 30, 2024
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$1,822,450)	$1,746,481
Non-controlled/affiliated investments (amortized cost—$171,414)	229,477
Controlled/affiliated investments (amortized cost—$35,861)	31,748
Investments, at fair value (amortized cost—$2,029,725)	2,007,706
Cash and cash equivalents	102,308
Restricted cash	804
Foreign currency (cost—$698)	698
Interest receivable	25,293
Collateral held at broker	1,702
Receivable for investments sold and repaid	3,853
Swap income receivable	194
Unrealized appreciation on swap contracts	428
Unrealized appreciation on forward foreign currency exchange contracts	64
Deferred financing costs	482
Prepaid expenses and other assets	180
Total assets	$2,143,712
Liabilities
Payable for investments purchased	$16,978
Credit facilities payable(1)	285,000
Term preferred shares (net of unamortized discount and deferred financing costs of $137 and $2,312, respectively)(1)	397,551
Options written, at fair value (premiums received—$863)	193
Interest expense payable	5,970
Stockholder distributions payable	507
Management fees payable	7,298
Incentive fees payable	6,518
Administrative services expense payable	1,407
Accounting and administrative fees payable	149
Professional fees payable	818
Swap income payable	244
Directors’ fees payable	183
Other accrued expenses and liabilities	1,904
Total liabilities	$724,720
Net assets	$1,418,992
Commitments and contingencies(2)
Composition of net assets
Common stock, $0.001 par value, unlimited shares authorized, 198,355,867 shares issued and outstanding	$198
Capital in excess of par value	1,659,921
Retained earnings (accumulated deficit)	(241,127)
Net assets	$1,418,992
Net asset value per share of common stock at period end	$7.15
______________
(1)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares.
(2)See Note 11 for a discussion of the Fund’s commitments and contingencies.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Statement of Operations
(in thousands)

Six Months Ended June 30, 2024
Investment income
From non-controlled/unaffiliated investments:
Interest income	$90,790
Paid-in-kind interest income	21,516
Fee income	3,681
Dividend income	376
From non-controlled/affiliated investments:
Interest income	12,073
Fee income	1,804
Dividend income	19,497
Total investment income	149,737
Operating expenses
Management fees	14,314
Incentive fees	10,666
Administrative services expenses	2,441
Accounting and administrative fees	420
Interest expense	22,678
Professional fees	776
Directors’ fees	366
Other general and administrative expenses	1,433
Total operating expenses	53,094
Net investment income	96,643
Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	(616)
Non-controlled/affiliated investments	29,581
Net realized gain (loss) on swap contracts	(50)
Net realized gain (loss) on options written	657
Net realized gain (loss) on forward foreign currency exchange contracts	722
Net realized gain (loss) on foreign currency	(595)
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	16,948
Non-controlled/affiliated investments	(30,057)
Controlled/affiliated investments	2,278
Net change in unrealized appreciation (depreciation) on swap contracts	428
Net change in unrealized appreciation (depreciation) on options written	670
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	79
Net change in unrealized gain (loss) on foreign currency	(14)
Total net realized gain (loss) and unrealized appreciation (depreciation)	20,031
Net increase (decrease) in net assets resulting from operations	$116,674
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Statements of Changes in Net Assets
(in thousands)

	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31, 2023
Operations
Net investment income	$96,643	$151,857
Net realized gain (loss)	29,699	(115,211)
Net change in unrealized appreciation (depreciation) on investments and provision for taxes on unrealized gains on investments	(10,831)	207,990
Net change in unrealized appreciation (depreciation) on swap contracts	428	127
Net change in unrealized appreciation (depreciation) on options written	670	—
Net change in unrealized appreciation (depreciation) on investments sold short	—	(2,129)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	79	121
Net change in unrealized gain (loss) on foreign currency	(14)	184
Net increase (decrease) in net assets resulting from operations	116,674	242,939

Stockholder distributions(1)
Distributions to stockholders	(70,233)	(126,714)
Net decrease in net assets resulting from stockholder distributions	(70,233)	(126,714)
Total increase (decrease) in net assets	46,441	116,225
Net assets at beginning of period	1,372,551	1,256,326
Net assets at end of period	$1,418,992	$1,372,551
______________
(1)See Note 5 for a discussion of the distributions declared by the Fund.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Statement of Cash Flows
(in thousands)

Six Months Ended June 30, 2024
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$116,674
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments	(454,601)
Paid-in-kind interest	(21,516)
Proceeds from sales and repayments of long-term investments	427,435
Premiums received on options written	1,520
Net realized (gain) loss on investments	(28,965)
Net realized (gain) loss on options written	(657)
Net change in unrealized (appreciation) depreciation on investments and provision for taxes on unrealized gains on investments	10,831
Net change in unrealized (appreciation) depreciation on swap contracts	(428)
Net change in unrealized (appreciation) depreciation on options written	(670)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(79)
Accretion of discount	(8,194)
Amortization of discount and deferred financing costs	868
(Increase) decrease in collateral held at broker	(641)
(Increase) decrease in receivable for investments sold and repaid	8,584
(Increase) decrease in interest receivable	7,482
(Increase) decrease in swap income receivable	(194)
(Increase) decrease in prepaid expenses and other assets	230
Increase (decrease) in swap income payable	244
Increase (decrease) in payable for investments purchased	16,913
Increase (decrease) in interest expense payable(1)	(159)
Increase (decrease) in management fees payable	(136)
Increase (decrease) in incentive fees payable	3,230
Increase (decrease) in administrative services expense payable	616
Increase (decrease) in accounting and administrative fees payable	(51)
Increase (decrease) in professional fees payable	145
Increase (decrease) in directors’ fees payable	(3)
Increase (decrease) in other accrued expenses and liabilities	(4,323)
Net cash provided by (used in) operating activities	74,155

Cash flows from financing activities
Stockholder distributions paid	(70,239)
Issuance of term preferred shares(1)	100,000
Borrowings under credit facilities(1)	120,000
Repayments under credit facilities(1)	(225,000)
Deferred financing costs paid	(1,309)
Net cash provided by (used in) financing activities	(76,548)
Total increase (decrease) in cash, restricted cash and foreign currency(2)	(2,393)
Cash, cash equivalents and foreign currency at beginning of period	106,203
Cash, cash equivalents, restricted cash and foreign currency at end of period(3)	$103,810

Supplemental disclosure
Excise taxes paid	$4,367
______________
(1)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares. During the six months ended June 30, 2024, the Fund paid interest expense of $21,969 on financing arrangements and term preferred shares.
(2)Includes net change in unrealized gain (loss) on foreign currency of $(11).
(3)Includes cash, cash equivalents and foreign currency of $103,006 and restricted cash of $804. Restricted cash is the cash collateral required to be posted pursuant to the Fund’s derivative contracts.

See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Financial Highlights
(in thousands, except share and per share amounts)

	Six Months Ended June 30, 2024	Year Ended December 31,
	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data:(1)
Net asset value, beginning of period	$6.92	$6.33	$7.64	$7.30	$7.50	$7.58
Results of operations
Net investment income(2)	0.48	0.77	0.68	0.56	0.57	0.70
Net realized gain (loss) and unrealized appreciation (depreciation)	0.10	0.46	(1.47)	0.29	(0.22)	(0.21)
Net increase (decrease) in net assets resulting from operations	0.58	1.23	(0.79)	0.85	0.35	0.49
Stockholder Distributions:(3)
Distributions from net investment income	(0.35)	(0.64)	(0.52)	(0.51)	(0.55)	(0.57)
Net decrease in net assets resulting from stockholder distributions	(0.35)	(0.64)	(0.52)	(0.51)	(0.55)	(0.57)
Net asset value, end of period	$7.15	$6.92	$6.33	$7.64	$7.30	$7.50
Market price common stock, end of period	$6.37	$5.67	$4.71	—	—	—
Shares outstanding, end of period	198,355,867	198,355,867	198,355,867	197,137,781	198,572,491	199,244,649
Total return at net asset value(4)	8.67%	20.11%	(10.69)%	11.90%	5.49%	6.58%
Total return at market price(5)	19.12%	36.57%	7.19%	—	—	—

Ratio/Supplemental Data:
Net assets, end of period	$1,418,992	$1,372,551	$1,256,326	$1,506,433	$1,449,623	$1,493,802
Ratio of net investment income to average net assets(6)	13.84%	11.49%	9.71%	7.32%	8.27%	9.23%
Ratio of total operating expenses to average net assets(6)(10)	7.60%	8.28%	7.53%	5.58%	5.12%	5.21%
Portfolio turnover	22%	36%	33%	55%	67%	75%
Total amount of credit facility borrowings outstanding exclusive of treasury securities	$285,000	$390,000	$285,000	$435,000	$385,000	$125,427
Asset coverage, per $1,000 of credit facility borrowings(7)(9)	$7,373	$5,285	$6,630	$5,373	$5,509	$14,417
Asset coverage per unit of credit facility borrowings(7)	7.37	5.28	6.63	5.37	5.51	14.42
Total amount of term preferred shares outstanding(9)	$400,000	$300,000	$400,000	$400,000	$300,000	$200,000
Asset coverage, per $1,000 liquidation value per share of term preferred shares and credit facilities(8)(9)	$3,068	$2,987	$2,759	$2,799	$3,096	$5,557
Asset coverage per unit of term preferred shares and credit facilities(8)(9)	3.07	2.99	2.76	2.80	3.10	5.56
______________
(1)Per share data may be rounded in order to compute the ending net asset value per share.
(2)The per share data was derived by using the average number of shares of common stock outstanding during the applicable period.
(3)The per share data for distributions reflects the actual amount of distributions declared per share of common stock during the applicable period.
(4)The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional shares of common stock of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Financial Highlights (continued)
(in thousands, except share and per share amounts)
(5)The total return based on market value for each period presented was calculated based on the change in market price during the applicable period, including the impact of distributions reinvested in accordance with the Fund's amended and restated distribution reinvestment plan, or the DRP. Total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Fund’s common stock. The historical calculation of total return based on market value in the table should not be considered a representation of the Fund’s future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including the Fund’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets, general economic conditions and fluctuations in common stock market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
(6)Average daily net assets is used for this calculation. Ratios for the six months ended June 30, 2024 are annualized. Annualized ratios for the six months ended June 30, 2024 are not necessarily indicative of the ratios that may be expected for the year ending December 31, 2024.
(7)Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings and term preferred shares, to the aggregate amount of credit facility borrowings outstanding representing indebtedness.
(8)Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings and term preferred shares, to the aggregate amount of credit facility borrowings and term preferred shares outstanding representing indebtedness.
(9)Presentation of certain amounts in the consolidated financial highlights for the years ended December 31, 2020, and 2019 have been updated to conform to the presentation of such amounts for the six months ended June 30, 2024 and the years ended December 31, 2023, 2022 and 2021.
(10)For the year ended December 31, 2022, the expense ratio includes one-time, non-recurring listing advisory fees, and other listing expenses incurred in connection with the listing on the NYSE. Had the Fund not incurred these expenses, the expense ratio would have been 7.27%.

See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements
(in thousands, except share and per share amounts)
Note 1. Principal Business and Organization
FS Credit Opportunities Corp., or the Fund, is organized as a Maryland corporation. Prior to March 23, 2022, the Fund was organized as a Delaware statutory trust. On March 23, 2022, the Fund completed its conversion into a Maryland corporation and changed its name to FS Credit Opportunities Corp. The Fund was originally organized on January 28, 2013, operating under the name FS Global Credit Opportunities Fund, and commenced investment operations on December 12, 2013. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. Effective November 14, 2022, the Fund listed its common stock on the New York Stock Exchange, or the NYSE, under the ticker symbol "FSCO."
The Fund’s investment adviser is FS Global Advisor, LLC, or FS Global Advisor, which is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Fund’s sponsor, Franklin Square Holdings, L.P., or FS Investments.
As of June 30, 2024, the Fund had various wholly-owned subsidiaries, including special-purpose financing subsidiaries and subsidiaries through which it holds interests in certain portfolio companies. The unaudited consolidated financial statements include both the Fund’s accounts and the accounts of the wholly-owned subsidiaries consolidated as of June 30, 2024 in accordance with U.S. generally accepted accounting principles, or GAAP. All intercompany transactions have been eliminated in consolidation. Certain of the Fund’s consolidated subsidiaries may be subject to foreign income taxes. Additionally, one of the Fund’s consolidated subsidiaries is subject to U.S. federal and state income taxes.
The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying unaudited consolidated financial statements of the Fund have been prepared in accordance with GAAP. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Fund’s unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2023 included in the Fund’s certified shareholder report on Form N-CSR. As provided under Accounting Standards Codification Topic 946, Financial Services—Investment Companies, or ASC Topic 946, the Fund will generally not consolidate its investment in a company other than a substantially or wholly-owned investment company or controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund's substantially wholly-owned subsidiaries in its unaudited consolidated financial statements. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under ASC Topic 946. The Fund has evaluated the impact of subsequent events through the date of the unaudited consolidated financial statements were issued.
Use of Estimates: The preparation of the Fund’s unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.
Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund may invest its cash in a money market fund, which is stated at fair value. The Fund’s cash and cash equivalents are maintained with high credit quality financial institutions.
Valuation of Portfolio Investments: The Fund determines the net asset value, or NAV, of its common stock on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE. The Fund calculates the NAV of its common stock by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding shares of common stock. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.
The Fund's board of directors, or the Board, is responsible for overseeing the valuation of the Fund's portfolio investments at fair value as determined in good faith pursuant to FS Global Advisor's valuation policy, or the Valuation Policy. Under the Valuation Policy, the Board has designated FS Global Advisor as the party with day-to-day responsibility for implementing the portfolio's valuation process set forth in the Valuation Policy subject to the oversight of the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, FS Global Advisor has adopted methods for determining the fair value of such securities and other assets, pursuant to the responsibility for applying such fair

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
valuation methods that has been designated to it by the Board. In connection with the valuation process, the Board receives valuation reports from FS Global Advisor as valuation designee on a quarterly basis.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets for identical securities; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, or securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or over-the-counter, or OTC, securities. The Fund also may invest in certain illiquid securities issued by private companies and/or thinly traded public companies. These investments are generally subject to restrictions on resale and ordinarily have not established a trading market.
For purposes of calculating NAV, the Fund uses the following valuation methods:
•The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.
•If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by such service from dealers on the valuation date. If a quoted price from such pricing service is deemed by FS Global Advisor to be unreliable (and therefore, not readily available), FS Global Advisor may recommend that the investment may be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation service or by FS Global Advisor's Fair Value Committee, or the Fair Value Committee. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund may obtain bid and ask prices directly from dealers who make a market in such securities. In all cases, investments are valued at the mid-point of the prevailing bid-ask range obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification thereof is documented and retained by FS Global Advisor.
•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Global Advisor, under the oversight of the Board, in accordance with the Valuation Policy. In making such determination, it is expected that FS Global Advisor may rely upon valuations obtained from an approved independent third-party valuation service. With respect to these investments for which market quotations are not readily available, the Fund undertakes a multi-step valuation process each quarter, as described below:
•The quarterly fair valuation process begins with FS Global Advisor facilitating the delivery of updated quarterly financial and other information relating to each investment to the independent third-party valuation service;
•The independent third-party valuation service then reviews and analyzes the information, along with relevant market and economic data, and determines proposed valuations for each investment according to the valuation methodologies in the Valuation Policy and communicates the information to FS Global Advisor in the form of a valuation range;
•FS Global Advisor then reviews the preliminary valuation information for each portfolio company or investment and provides feedback about the accuracy, completeness and timeliness of the valuation-related inputs considered by the independent third-party valuation service and any suggested revisions thereto prior to the independent third-party valuation service finalizing its valuation range;
•FS Global Advisor then provides the audit committee of the Board with valuation-related information for each investment along with any applicable supporting materials and other information that is relevant to the fair valuation process;
•The audit committee of the Board meets with FS Global Advisor to receive the relevant quarterly reporting and to discuss any questions from the audit committee in connection with the audit committee's role in overseeing the fair valuation process; and preliminary valuations will then be presented to and discussed with the audit committee of the Board;
•Following the completion of fair valuation oversight activities, the audit committee of the Board, with assistance from FS Global Advisor, provides the Board with a report regarding the quarterly valuation process.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s unaudited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s unaudited consolidated financial statements. In making its determination of fair value, FS Global Advisor may use any independent third-party pricing or valuation service, for which it has performed the appropriate level of due diligence. However, FS Global Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information sourced by FS Global Advisor, or from any approved independent third-party valuation or pricing service, that FS Global Advisor deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that FS Global Advisor, any approved independent third-party valuation service and the audit committee of the Board may consider when determining the fair value of the Fund’s investments.
The valuation methods utilized for each portfolio company may vary depending on industry and company-specific considerations. Typically, the first step is to make an assessment as to the enterprise value of the portfolio company’s business in order to establish whether the portfolio company’s enterprise value is greater than the amount of its debt as of the valuation date. This analysis helps to determine a risk profile for the applicable portfolio company and its related investments, and the appropriate valuation methodology to utilize as part of the security valuation analysis. The enterprise valuation may be determined using a market or income approach.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower’s debt.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
Valuation of CLO subordinated notes considers a variety of relevant factors, including recent purchases and sales known to FS Global Advisor in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model include assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates. These are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions.
The Fund’s equity interests in companies for which there is no liquid public market are valued at fair value. Generally, the value of the Fund’s equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price.
When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.
When utilized, derivatives will be priced in the same manner as securities and loans, i.e. primarily by approved independent third-party pricing services, or secondarily through counterparty statements if there are no prices available from such pricing services. With respect to credit derivatives, where liquidity is limited due to the lack of a secondary market for the underlying reference obligation and where a price is not provided by an approved independent third-party pricing service, such derivatives will be valued after considering, among other factors, the valuation provided by the counterparty with which the Fund has established the position. For other over-the-counter derivatives, the value of the underlying securities, among other factors, will be reviewed and considered by FS Global Advisor in determining the appropriate fair value.
Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Swaps (other than centrally cleared) typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and swap contracts are not recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts and swap contracts are recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gains (losses).

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.
Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized/accreted as interest income over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Fund records prepayment fees on loans and securities as fee income when it receives such amounts. For the six months ended June 30, 2024, the Fund did not receive any structuring and upfront fee revenue.
The Fund invests in Collateralized Loan Obligations, or CLOs. Interest income from investments in the “equity” class of these CLOs (in the Fund's case, subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with Accounting Standards Codification Topic 325-40-35, Beneficial Interests in Securitized Financial Assets, or ASC Topic 325. The Fund monitors the expected cash inflows from its equity investments in CLOs, including the expected principal repayments. The effective yield is determined and updated quarterly.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized, and the respective unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.
Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year. The Fund also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the six months ended June 30, 2024, the Fund did not incur any interest or penalties.
The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has recorded a provision for taxes on unrealized gains on investments of $455 for the year ended December 31, 2023 in the Fund's consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service, or the IRS, and state departments of revenue.
Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
Credit Default Swaps: The Fund may enter into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation, such as a U.S. or foreign corporate issuer or sovereign issuer, occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller of a credit default swap contract, the Fund may create economic leverage because, in addition to its net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps as presented in Note 6 and Note 8. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.
Interest Rate Swaps: The Fund enters into interest rate swaps to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. An interest rate swap contract is an exchange of interest rates between counterparties. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal.
Options: The Fund may purchase or write call and put options in an effort to manage risk and/or generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. Premiums paid on options purchased and premiums received on options written are reflected as an asset and liability, respectively. The amount of the asset or liability is subsequently marked-to-market to reflect the current fair value of the option purchased or written. When an instrument is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the instrument acquired or added to the proceeds of the instrument sold. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. When an option is exercised, the Fund realizes a loss to the extent the cost of closing the option exceeds the premiums received, or a gain to the extent the premiums received exceed the cost of closing the option.
Distributions: Distributions to the Fund’s stockholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare and pay ordinary cash distributions on a monthly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually. Distributions to holders of Term Preferred Shares are accrued on a daily basis as described in Note 9. As required by Accounting Standards Codification Topic 480, Distinguishing Liabilities from Equity, issued by the FASB, the Fund includes the accrued distributions on its Term Preferred Shares as an operating expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Fund’s Term Preferred Shares are treated as distributions.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
Recent Accounting Pronouncements: In June 2022, the FASB issued ASU 2022-03, “Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”),” which clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. The Fund has concluded that this guidance will not have a material impact on its consolidated financial statements.
Note 3. Share Transactions
Share Repurchase Program
Historically, in order to provide stockholders with limited liquidity, the Fund conducted quarterly repurchases of common stock. Any offer to repurchase common stock was conducted solely through written tender offer materials mailed to each stockholder.
The Fund’s quarterly repurchases were conducted on such terms as determined by the Board in its complete and absolute discretion unless, in the judgment of the independent directors, such repurchases would not have been in the best interests of stockholders or would have violated applicable law.
In anticipation of the Fund listing its common stock on the NYSE, the Board suspended the Fund’s share repurchase program effective March 31, 2022. Following the listing of the Fund's common stock on the NYSE, shares of the Fund's common stock are generally only available for purchase and sale in the secondary market at prevailing market prices rather than at net asset value, and the Fund's quarterly tender offers have been permanently suspended.
During the six months ended June 30, 2024 and year ended December 31, 2023, the administrator for the Fund's DRP, purchased 516,136 shares and 865,193 shares, respectively, of common stock in the open market at an average price per share of $6.01 (totaling $3,100) and $5.23 (totaling $4,526) pursuant to the DRP, and distributed such shares to participants in the DRP. During the period from July 1, 2024 to August 22, 2024, the administrator for the DRP purchased 76,645 shares of common stock in the open market at an average price per share of $6.53 (totaling $500) pursuant to the DRP, and distributed such shares to participants in the DRP. For additional information regarding the terms of the DRP, see Note 5.
FSH Seed Capital Vehicle I LLC, a wholly-owned subsidiary of the Fund's sponsor, FS Investments, entered into a share purchase plan on June 12, 2023, which expired on June 12, 2024. FSH Seed Capital Vehicle I LLC's plan provided for the purchase of an aggregate dollar value of the Fund's common stock of $8,536. FSH Seed Capital Vehicle I LLC's trading plan was entered into during an open insider trading window and was established to comply with Rule 10b5-1 and Rule 10b-18, and to qualify for the safe harbors thereunder, under the Securities Exchange Act of 1934, as amended, and the Fund's policies regarding insider transactions. During the six months ended June 30, 2024 and year ended December 31, 2023, 0 shares and 321,821 shares, respectively, of common stock were purchased by FSH Seed Capital Vehicle I LLC. All FSH Seed Capital Vehicle I LLC's purchases were made in open-market transactions, not pursuant to the share purchase plan.
Note 4. Related Party Transactions
Compensation of the Investment Adviser and its Affiliates
Prior to November 14, 2022, pursuant to the investment advisory agreement, dated as of April 18, 2019, or the Investment Advisory Agreement, FS Global Advisor was entitled to (a) an annual management fee of 1.50% of the Fund’s average daily gross assets (gross assets equaled total assets set forth on the Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance.
On November 14, 2022, the Fund and FS Global Advisor amended and restated the Investment Advisory Agreement, or the A&R Investment Advisory Agreement. Pursuant to the A&R Investment Advisory Agreement, effective as of November 14, 2022, FS Global Advisor is entitled to (a) an annual management fee of 1.35% of the Fund’s average daily gross assets (gross assets equals total assets set forth on the Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance. Management fees are calculated and payable quarterly in arrears.
Under the A&R Investment Advisory Agreement, the incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a preferred return rate, expressed as a rate of return on the Fund’s net assets, equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to FS Global Advisor under the administration agreement, dated as of July 15, 2013, by and between the Fund and FS Global Advisor, or the Administration Agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)
of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
The calculation of the incentive fee for each quarter is as follows:
•No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly preferred return rate of 1.50% (6.00% annualized);
•100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than or equal to 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the preferred return rate but is less than or equal to 1.667% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 10.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.667% in any calendar quarter; and
•10.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor once the preferred return rate and catch-up have been achieved (10.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).
Under the Administration Agreement, the Fund reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor and government relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s stockholders and reports filed with the Securities and Exchange Commission, or the SEC. In addition, FS Global Advisor assists the Fund in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Global Advisor is required to allocate the cost of these services to the Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.
The following table describes the fees and expenses incurred under the Investment Advisory Agreement, A&R Investment Advisory Agreement and the Administration Agreement during the six months ended June 30, 2024:

Related Party	Source Agreement	Description	Amount
FS Global Advisor	A&R Investment Advisory Agreement	Management Fee(1)	$14,314
FS Global Advisor	A&R Investment Advisory Agreement	Incentive Fee(2)	$10,666
FS Global Advisor	Administration Agreement	Administrative Services Expenses(3)	$2,441
______________
(1)During the six months ended June 30, 2024, $14,450 in management fees were paid to FS Global Advisor. As of June 30, 2024, $7,298 in management fees were payable to FS Global Advisor.
(2)During the six months ended June 30, 2024, $7,436 in incentive fees were paid to FS Global Advisor. As of June 30, 2024, $6,518 in incentive fees were payable to FS Global Advisor.
(3)During the six months ended June 30, 2024, the Fund paid $1,721 in administrative services expenses to FS Global Advisor.
Potential Conflicts of Interest
FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies, private funds, and certain separately managed accounts, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain others funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel of FS Global Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that FS

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)
Global Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund. In some cases, FS Global Advisor (or an affiliate) will receive a fee from a third-party investor for making excess investment opportunities available, and such fee creates an incentive to recommend such opportunities to the Fund Complex and to allocate opportunities to such a third-party investor.
Exemptive Relief
The Fund has been granted exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by FS Global Advisor or certain of its affiliates, subject to certain conditions, including (i) that a majority of the Board who have no financial interest in the co-investment transaction and a majority of the Board who are not “interested persons,” as defined in the 1940 Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief.
Bridge Street CLO I Ltd., Bridge Street CLO II Ltd. and Bridge Street CLO III Ltd. (each, a CLO Issuer)
The collateral manager and administrator of each CLO Issuer, FS Structured Products Advisor, LLC, or FSSPA, is an affiliate of FS Global Advisor. In accordance with an amended and restated agreement between FSSPA and the Fund, as long as the Fund owns more than 4.99% of any CLO Issuer’s equity, FSSPA will reimburse the Fund on a quarterly basis in an amount equal to all of the compensation received by FSSPA from Bridge Street CLO II Ltd. and a portion of the compensation received by FSSPA from each of Bridge Street CLO I Ltd., and Bridge Street CLO III Ltd., equal to the Fund's percentage ownership of Bridge Street CLO III Ltd.'s subordinated notes, in each case, for FSSPA's collateral management and collateral administrator services less certain administrative costs borne by FSSPA during the relevant quarter as defined in the agreement.
On the respective CLO issuance dates, the respective CLO Issuer issued to the market various tranches of notes, including the issuance of subordinated notes to the Fund in each case. Upon any refinancing of the CLO notes issued by a CLO Issuer, the Fund may acquire additional tranches of the refinanced CLO notes.
The following table presents summary information with respect to the Fund’s CLO issuances:

CLO Issuer	CLO Issuance Date	Total CLO Notes Issued	Subordinated Notes Issued to the Fund
Bridge Street CLO I Ltd.	January 28, 2021	$ 350,200(1)	$28,200
Bridge Street CLO II Ltd.	September 2, 2021	$355,950	$28,560
Bridge Street CLO III Ltd.	December 28, 2022	$349,500	$27,600
______________
(1)The value referenced above represents the total notes issued after the January 21, 2024 refinance. Prior to January 21, 2024, there were $353,700 notes issued.
Note 5. Distributions
During the six months ended June 30, 2024 and the year ended December 31, 2023, the Fund declared and paid cash distributions of $0.35 per share of common stock in the total amount of $70,233 and $0.64 per share of common stock in the total amount of $126,714, respectively.
On July 3, 2024 and August 1, 2024, the Board declared regular monthly cash distributions for July and August 2024, respectively, in the amount of $0.06 per share of common stock. The regular monthly cash distributions have been or will be paid monthly to stockholders of record as of monthly record dates previously determined by the Board. From time to time, the Fund may also pay special interim cash distributions at the discretion of the Board. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Board.
Historically, the Fund had an “opt in” distribution reinvestment plan for its stockholders in which stockholders of the Fund could elect to have their cash distributions reinvested in additional shares of common stock of the Fund. To the extent that stockholders reinvested their cash distributions, the Fund used the proceeds to purchase additional shares of common stock of the Fund. As such, a portion of the cash distributions paid by the Fund would be reinvested in additional shares of common stock of the Fund. On July 14, 2022, the Board adopted an amended and restated distribution reinvestment plan, or the DRP, which became effective as of the date that the Fund's common stock was listed on the NYSE, November 14, 2022, or the Listing Date, and on September 27, 2022, the Board approved the termination of the prior distribution reinvestment plan effective October 3, 2022. The Board and the Fund's stockholders previously approved a proposal for the Fund to implement share transfer restrictions on the Fund's shares of common stock for a period

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 5. Distributions (continued)
of 180 days following the Listing Date, and accordingly the DRP was suspended through May 15, 2023. On May 16, 2023, the Board approved the reinstatement of the DRP.
Pursuant to the DRP, unless a stockholder specifically elects to receive cash, all distributions declared following the Listing Date will be payable in shares of common stock of the Fund.
The Fund may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds from the sale of assets, gains from credit default swaps, non-capital gains proceeds from the sale of assets and distributions on account of preferred and common equity. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.
The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.
As of December 31, 2023, the Fund had a long-term capital loss carryover of $348,832 and short-term capital loss carryover of $12,150. The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire. Future utilization of these losses may be limited. Any unused balances resulting from such limitations may be carried forward into future years indefinitely.
The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $2,041,085 as of June 30, 2024. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(33,379), which was comprised of gross unrealized appreciation of $106,382 and gross unrealized depreciation of $139,761, as of June 30, 2024.
As of June 30, 2024, the Fund had a gross deferred tax asset of $27,706 resulting from deferred interest expense, capital losses and net operating losses in the Fund’s wholly-owned taxable subsidiary and a deferred tax liability of $6,046 resulting from unrealized appreciation on investments held by the Fund’s wholly-owned taxable subsidiary. As of June 30, 2024, the wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $22,115. For the six months ended June 30, 2024, the Fund did not record a provision (benefit) for taxes related to FS Global Investments, Inc. related to the deferred tax liability. As of June 30, 2024, the Fund had a provision for taxes for FS Global Investments, Inc. of $455 related to the deferred tax liability.
Note 6. Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.
Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into interest rate swap contracts to gain or reduce exposure to fluctuations in interest rates.
An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps are used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 6. Financial Instruments (continued)
Each interest rate swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of interest rate swaps contains the risk that the value of an interest rate swap changes unfavorably due to movements in interest rates, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations.
The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into total return swap and credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.
Credit default swaps are contracts in which one party makes a periodic stream of payments to another party in exchange for protection in the event of a specified credit event with respect to a specified issuer of a debt obligation. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium.
If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized gain or loss. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps. Credit default swaps involve certain risks, including the risk that the seller may be unable to fulfill the transaction.
The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market, or market risk. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting purposes) by risk exposure as of June 30, 2024 was as follows:

Fair Value
	Derivative Assets	Derivative Liabilities
Foreign Currency Risk
Forward foreign currency exchange contracts	$ 64(1)	—
Interest Rate Risk
Interest rate swaps	$ 428(2)	—
Market Risk
Options purchased	$ 368(3)	—
Options written	—	$ 193(4)
______________
The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s unaudited consolidated statement of assets and liabilities and located as follows:
(1)Unrealized appreciation on forward foreign currency exchange contracts.
(2)Unrealized appreciation on swap contracts.
(3)Investments, at fair value—unaffiliated.
(4)Options written, at fair value.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 6. Financial Instruments (continued)

The following table presents the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of June 30, 2024:

Counterparty	Derivative Assets(1)	Derivative Liabilities(1)	Net Value of Derivatives	Non-Cash Collateral (Received) Pledged(2)	Cash Collateral (Received) Pledged(2)	Net Amount of Derivative Assets (Liabilities)(3)
Barclays Bank PLC	$428	—	$428	—	—	$428
JPMorgan Chase Bank, N.A.	$64	$(193)	$(129)	—	$129	—
______________
(1)Exchanged-traded or centrally-cleared derivatives are excluded from these reported amounts.
(2)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(3)Net amount of derivative assets and liabilities represents the net amount due from the counterparty to the Fund and the net amount due from the Fund to the counterparty, respectively, in the event of default.
The effect of derivative instruments (which are not considered to be hedging instruments for accounting purposes) on the Fund’s unaudited consolidated statement of operations by risk exposure for the six months ended June 30, 2024 was as follows:

	Net Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$ 722(1)	$ 79(2)
Interest Rate Risk
Interest rate swaps	$ (50)(3)	$ 428(4)
Market Risk
Options purchased	$ (1,679)(5)	$ (1,525)(6)
Options written	$ 657(7)	$ 670(8)
______________
The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s unaudited consolidated statement of operations and located as follows:
(1)Net realized gain (loss) on forward foreign currency exchange contracts.
(2)Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
(3)Net realized gain (loss) on swap contracts.
(4)Net change in unrealized appreciation (depreciation) on swap contracts.
(5)Net realized gain (loss) on investments—non-controlled/unaffiliated.
(6)Net change in unrealized appreciation (depreciation) on investments—unaffiliated.
(7)Net realized gain (loss) on options written.
(8)Net change in unrealized appreciation (depreciation) on options written.
The average notional amounts of forward foreign currency exchange contracts, interest rate swaps and options written outstanding during the six months ended June 30, 2024, which are indicative of the volumes of these derivative types, were $14,469, $50,000 and $447, respectively.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 6. Financial Instruments (continued)
When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. Written options activity for the six months ended June 30, 2024 was as follows:

Options Written
Fair value at beginning of period	$—
Net realized gain (loss)	657
Net change in unrealized appreciation (depreciation)	670
Premiums received on options written	(1,520)
Premiums paid on exit	—
Fair value at end of period	$(193)
Note 7. Investment Portfolio
The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of June 30, 2024:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$1,319,495	$1,271,446	64%
Senior Secured Loans—Second Lien	109,149	88,919	4%
Senior Secured Bonds	296,032	306,442	15%
Subordinated Debt	86,458	89,242	4%
Asset Based Finance	76,651	76,574	4%
Equity/Other	141,940	175,083	9%
Total	$2,029,725	$2,007,706	100%
______________
(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.
In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of a portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.
As of June 30, 2024, the Fund held investments in five portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control,” and held an investment in one portfolio company of which it is deemed to “control,” each as defined in the 1940 Act. For additional information with respect to such portfolio companies, see footnotes (r) and (s) to the unaudited consolidated schedule of investments as of June 30, 2024 included herein.
The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of June 30, 2024, the Fund had eight senior secured loan investments with aggregate unfunded commitments of $32,290. The Fund maintains sufficient cash on hand and/or available borrowings to fund such unfunded commitments should the need arise.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 7. Investment Portfolio (continued)
The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2024:

Industry Classification	Fair Value	Percentage of Portfolio
Automobiles & Components	$38,540	2%
Capital Goods	159,055	8%
Commercial & Professional Services	201,778	10%
Consumer Discretionary Distribution & Retail	107,570	5%
Consumer Durables & Apparel	146,516	7%
Consumer Services	327,870	16%
Consumer Staples Distribution & Retail	21,085	1%
Energy	75,426	4%
Equity Real Estate Investment Trusts (REITs)	20,263	1%
Financial Services	151,694	8%
Food, Beverage & Tobacco	18,902	1%
Health Care Equipment & Services	196,148	10%
Household & Personal Products	36,026	2%
Insurance	13,324	1%
Materials	97,268	5%
Pharmaceuticals, Biotechnology & Life Sciences	105,042	5%
Real Estate Management & Development	49,979	2%
Software & Services	62,758	3%
Technology Hardware & Equipment	33,525	2%
Telecommunication Services	55,091	3%
Transportation	89,846	4%
Total	$2,007,706	100%
Purchases and sales of securities during the six months ended June 30, 2024, other than short-term securities and U.S. government obligations, were $454,601 and $427,435, respectively.
Note 8. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3: Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 8. Fair Value of Financial Instruments (continued)
As of June 30, 2024, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$614,112	$657,334	$1,271,446
Senior Secured Loans—Second Lien	—	40,099	48,820	88,919
Senior Secured Bonds	—	209,519	96,923	306,442
Subordinated Debt	—	65,651	23,591	89,242
Asset Based Finance	—	3,513	73,061	76,574
Equity/Other	368	22,213	152,502	175,083
Total Investments	368	955,107	1,052,231	2,007,706
Forward Foreign Currency Exchange Contracts	—	64	—	64
Interest Rate Swaps	—	428	—	428
Total Assets	$368	$955,599	$1,052,231	$2,008,198

Liability Description	Level 1	Level 2	Level 3	Total
Options Written	$—	$193	$—	$193
Total Liabilities	$—	$193	$—	$193
The Board is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Valuation Policy. The Board has designated FS Global Advisor, as the Fund's valuation designee, with day-to-day responsibility for implementing the Fund’s portfolio valuation process set forth in the Valuation Policy, subject to oversight by the Board.
The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors and are typically classified as Level 2 within the fair value hierarchy. Except as described below, the Fund values its investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which are provided by an independent third-party pricing service and screened for validity by such service. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Forward foreign currency exchange contracts and swaps are valued at their quoted daily prices obtained from an independent third party. Debt investments, for which broker quotes are not available, are valued by an independent third-party valuation firm, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described above, all of the Fund’s equity/other investments are also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Investments valued by an independent third-party valuation firm are typically classified as Level 3 within the fair value hierarchy. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if FS Global Advisor determines that the cost of such investment is the best indication of its fair value. When a current price is not available from an independent third-party pricing service, investments of minimal value may be valued by FS Global Advisor as determined in good faith.
FS Global Advisor periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers and independent valuation firms against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, FS Global Advisor believes that these prices are reliable indicators of fair value. FS Global Advisor reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Valuation Policy.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 8. Fair Value of Financial Instruments (continued)
The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value for the six months ended June 30, 2024:

	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Asset Based Finance	Equity/Other	Total
Fair value at beginning of period	$512,763	$65,994	$91,166	$—	$79,765	$162,371	$912,059
Accretion of discount (amortization of premium)	1,689	90	114	—	4	57	1,954
Net realized gain (loss)	4	(7,229)	—	—	126	28,886	21,787
Net change in unrealized appreciation (depreciation)	6,714	7,010	2,064	146	3,576	(21,364)	(1,854)
Purchases	208,956	26,541	1,124	23,445	924	6,676	267,666
Paid-in-kind interest	8,486	2,097	2,455	—	—	5,121	18,159
Sales and repayments	(81,278)	(45,683)	—	—	(11,334)	(29,275)	(167,570)
Transfers into Level 3(1)	—	—	—	—	—	30	30
Fair value at end of period	$657,334	$48,820	$96,923	$23,591	$73,061	$152,502	$1,052,231
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$4,388	$488	$2,064	$146	$3,552	$(14,636)	$(3,998)
______________
(1)Transfers into Level 3 are deemed to have occurred as a result of, among other factors, changes in liquidity, the depth and consistency of prices from third-party pricing services and the existence of observable trades in the market. Transfers between levels of the fair value hierarchy are deemed to have occurred at the beginning of the reporting year. For the six months ended June 30, 2024, transfers into Level 3 were due to decreased price transparency.
The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of June 30, 2024 are as follows:

Type of Investment	Fair Value	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$583,852	Market Comparables	Market Yield (%)	7.5%-24.4%	14.1%
	73,482	Other(2)
Senior Secured Loans—Second Lien	48,820	Market Comparables	Market Yield (%)	13.3%-18.8%	15.2%
Senior Secured Bonds	96,923	Market Comparables	Market Yield (%)	14.6%-29.0%	16.9%
Subordinated Debt	23,591	Market Comparables	Market Yield (%)	11.7%-12.2%	11.9%
Asset Based Finance	73,061	Discounted Cash Flow	Discount Rate (%)	12.5%-13.5%	13.0%
Equity/Other	119,951	Market Comparables	Market Yield (%)	15.3%-35.5%	17.1%
			EBITDA Multiples (x)	5.6x-11.3x	6.8x
	31,748	Discounted Cash Flow	Discount Rate (%)	12.2%	12.2%
	803	Other(2)
Total	$1,052,231
______________
(1)For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement.
(2)Fair value based on expected outcome of proposed corporate transactions, other factors or determined in good faith by FS Global Advisor.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares
The following table presents summary information with respect to the Fund’s outstanding financing arrangements and term preferred shares as of June 30, 2024:

Arrangement	Type of Arrangement	Rate	Amount Outstanding(2)	Amount Available	Maturity Date
Bucks Funding Facility(1)	Revolving Credit Facility	S+1.30%	$—	$200,000	March 27, 2025(4)
Blair Funding Facility(1)	Revolving Credit Facility	S+2.65%(3)	—	65,000	December 15, 2024
Blair Funding Facility(1)	Term Loan	S+2.65%(3)	285,000	—	December 15, 2024
Series 2025 Term Preferred Shares(5)	Fixed Rate Shares	4.49%	50,000	—	November 1, 2025
Series 2025-2 Term Preferred Shares(5)	Fixed Rate Shares	4.00%	50,000	—	November 1, 2025
Series 2026 Term Preferred Shares(5)	Fixed Rate Shares	5.426%	100,000	—	February 1, 2026
Series 2027 Term Preferred Shares(5)	Fixed Rate Shares	2.95%	100,000	—	January 31, 2027
Series 2029 Term Preferred Shares(5)	Fixed Rate Shares	6.70%	100,000	—	May 16, 2029
Total			$685,000	$265,000
______________
(1)Borrowings of each of the Fund’s financing facilities are considered senior securities representing indebtedness for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.
(2)The carrying amount outstanding under the facility approximates its fair value, unless otherwise noted.
(3)Term SOFR is subject to a 0.00% floor.
(4)As described below, this facility generally is terminable upon 270 days’ notice by BNP PBIL or two business days’ notice by the Fund. As of June 30, 2024, neither party to the facility had provided notice of its intent to terminate the facility.
(5)As of June 30, 2024, the fair value of the Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares, Series 2026 Term Preferred Shares, Series 2027 Term Preferred Shares and Series 2029 Term Preferred Shares was approximately $50,186, $50,543, $103,529, $98,948 and $100,000, respectively. These valuations are considered Level 3 valuations within the fair value hierarchy.
For the six months ended June 30, 2024, the components of total interest expense for the Fund’s financing arrangements and term preferred shares were as follows:

	Interest Expense(1)	Amortization of Deferred Financing Costs and Discount	Total
Bucks Funding Facility	$2,736	$—	$2,736
Blair Funding Facility	11,928	524	12,452
Series 2025 Term Preferred Shares	1,123	70	1,193
Series 2025-2 Term Preferred Shares	1,000	70	1,070
Series 2026 Term Preferred Shares	2,713	58	2,771
Series 2027 Term Preferred Shares	1,475	117	1,592
Series 2029 Term Preferred Shares	835	29	864
Total	$21,810	$868	$22,678
______________
(1)Interest expense includes the effect of unused fees and commitment fees, if any. Interest under the Bucks Funding Facility is payable monthly or may be capitalized on the principal balance as additional cash borrowing. Interest under the Blair Funding Facility is payable quarterly in arrears commencing June 15, 2021. Dividends under the Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares, Series 2026 Term Preferred Shares, Series 2027 Term Preferred Shares and Series 2029 Term Preferred Shares are each payable semi-annually in arrears.
The Fund’s average borrowings and weighted average interest rate for the six months ended June 30, 2024 were $682,912 and 6.23%, respectively. As of June 30, 2024, the Fund’s weighted average effective interest rate on borrowings was 6.22%. Weighted average interest rate and weighted average effective interest rate do not include the effect of unused fees and commitment fees, if any.
Bucks Funding Facility
On March 10, 2015, Bucks Funding, a wholly-owned financing subsidiary of the Fund, entered into a committed facility arrangement, or as subsequently amended, the Bucks Funding Facility, with BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL, on behalf of itself and as agent for BNP Paribas. The Bucks Funding Facility provides for borrowings in U.S. dollars up to an aggregate principal amount of $200,000 of revolving loans. Bucks Funding also borrowed $100,000 of term loans in U.S. dollars under the Bucks Funding Facility and repaid the term loans in full prior to the April 22, 2021 maturity date solely applicable to the term loans. Bucks Funding may

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares (continued)
also borrow additional amounts on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such additional borrowings.
Bucks Funding may terminate the Bucks Funding Facility upon two business days’ notice. Absent a default or facility termination event, BNP PBIL is required to provide Bucks Funding with 270 days’ notice prior to terminating or materially amending the terms of the revolving loans.
Under the Bucks Funding Facility, revolving loan borrowings bear interest at the rate of Term SOFR, plus 1.30% per annum. Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing. Bucks Funding is required to pay a non-usage fee of 0.55% per annum to the extent less than 90% of the aggregate principal amount of available revolving loans has not been utilized and 0% per annum if 90% or more has been utilized.
Under the Bucks Funding Facility, Bucks Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. The value of securities required to be pledged by Bucks Funding is determined in accordance with the margin requirements described in the Bucks Funding Facility agreements. The Bucks Funding Facility agreements contain events of default and termination events customary for similar financing transactions.
Bucks Funding’s obligations under the Bucks Funding Facility are secured by a first priority security interest in substantially all of the assets of Bucks Funding, including its portfolio of assets. In connection with the Bucks Funding Facility, the Fund entered into a Parent Guaranty, pursuant to which the Fund has agreed to guaranty Bucks Funding’s obligations under the Bucks Funding Facility.
Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding's U.S. PB Agreement, or the PB Agreement, with BNP PBIL. Under the terms of the PB Agreement, BNP PBIL has the ability to borrow hypothecated securities, or Rehypothecated Securities, and agrees to pay Bucks Funding a fee in connection with any borrowing of Rehypothecated Securities. The fee is computed daily at a rate of 70% of the difference between the fair market rate and Fed Funds Open and is paid monthly. Bucks Funding can designate any hypothecated security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and BNP PBIL must return it or an equivalent security in a commercially reasonable period. If BNP PBIL fails to return the security or an equivalent security, Bucks Funding will have the right to the cash equivalent of payments or distributions actually made but which Bucks Funding did not receive due to BNP PBIL's failure. As of June 30, 2024, no securities were rehypothecated and Bucks Funding received income in the amount of $1 during the six months ended June 30, 2024.
The Fund incurred costs in connection with obtaining and amending and restating the Bucks Funding Facility, which the Fund recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortized to interest expense over the life of the facility. As of June 30, 2024, all of such deferred financing costs had been amortized to interest expense.
Blair Funding Facility
On December 16, 2020, Blair Funding LLC, or Blair Funding, a wholly-owned financing subsidiary of the Fund, entered into a credit and security agreement, or as subsequently amended, the Blair Funding Facility, with Barclays Bank PLC, or Barclays, as administrative agent, Wells Fargo Bank, National Association, or Wells Fargo, as collateral agent, collateral administrator and securities intermediary, and the lenders from time to time party thereto. The Blair Funding Facility provides for borrowings in U.S. dollars, Canadian dollars, Euros and pounds sterling in an aggregate principal amount of (i) $285,000 of term loans and (ii) $65,000 of revolving loans on a committed basis. The maturity date for the Blair Funding Facility is December 15, 2024.
Under the Blair Funding Facility, borrowings bear interest at the rate of Term SOFR (subject to a 0.0% floor) plus a 0.20% benchmark adjustment plus (i) to the extent the Fund is rated “A3” or higher by Moody’s Investors Services, Inc., 2.65% per annum, or (ii) otherwise, 3.55% per annum. Interest rates under the Blair Funding Facility will increase by (i) 0.50% per annum if certain asset coverage requirements are not satisfied and (ii) 0.25% if the value of the Fund’s assets securing indebtedness other than indebtedness incurred under the Blair Funding Facility exceeds 25% of the value of the Fund’s total assets. Interest is payable quarterly in arrears. Blair Funding is subject to an unused fee of 0.55% per annum on the average daily unused portion of the revolving credit facility amount. The Blair Funding Facility also contains a prepayment premium for term loans prepaid during the first 30 months after closing, equal to (i) a spread make-whole fee on the aggregate principal amount of term loans prepaid prior to the second anniversary of the closing date, and (ii) 2.0% of the aggregate principal amount of term loans prepaid during the six-month period immediately following the second anniversary of the closing date.
Under the Blair Funding Facility, Blair Funding has made certain representations and warranties and must comply with various covenants, reporting requirements and other requirements customary for facilities of this type. In addition, Blair Funding must maintain a specified minimum asset coverage ratio. The Blair Funding Facility contains events of default customary for similar financing transactions. Upon the occurrence and during the continuation of an event of default, Barclays may declare the outstanding advances and all other obligations under the Blair Funding Facility immediately due and payable.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares (continued)
Blair Funding’s obligations under the Blair Funding Facility are secured by a first priority security interest in substantially all of the assets of Blair Funding, including its portfolio of assets. In connection with the Blair Funding Facility, the Fund entered into a guarantee and security agreement, pursuant to which the Fund has agreed to guarantee Blair Funding’s obligations under the Blair Funding Facility and secure Blair Funding’s obligations thereunder with a pledge of the Fund’s equity interest in Blair Funding.
The Fund incurred costs in connection with obtaining the Blair Funding Facility, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of June 30, 2024, $482 of such deferred financing costs had yet to be amortized to interest expense.
Term Preferred Shares
As of June 30, 2024, the Fund had 400,000 issued and outstanding shares of preferred stock, each with a $1,000 liquidation preference per share, which consisted of the Series 2025 Term Preferred Shares, the Series 2025-2 Term Preferred Shares, the Series 2026 Term Preferred Shares, the Series 2027 Term Preferred Shares and the Series 2029 Term Preferred Shares, or collectively, the Term Preferred Shares.
The Term Preferred Shares will rank senior in right of payment to the Fund’s common stock, will rank equal in right of payment with any other series of preferred shares that the Fund may issue in the future and will be subordinated in right of payment to the Fund’s existing and future indebtedness.
The terms of the Term Preferred Shares require the Fund to maintain asset coverage, as defined in Section 18 of the Investment Company Act of 1940 and modified for certain limitations on investments in issuers in a consolidated group and in equity securities, with respect to the Term Preferred Shares of at least 225%.
The Fund is obligated to redeem its Term Preferred Shares by the date as specified in the applicable series of Term Preferred Shares' offering document, or Term Redemption Date, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the Term Preferred Shares at the liquidation price, subject to payment of a make-whole premium, through the earlier date as specified in its offering document, or Optional Redemption Expiration Date. In addition, the Fund is obligated to redeem its Term Preferred Shares upon the occurrence of certain events, for example if FS Global Advisor, LLC, or an affiliate thereof, ceases to be the Fund's investment advisor and is not timely replaced by another investment advisor reasonably acceptable to holders of a majority of the applicable series of Term Preferred Shares.
The following table presents additional information with respect to the Fund’s Term Preferred Shares as of June 30, 2024:

Term Preferred Shares Series	Rate	Issuance Date	Term Redemption Date	Optional Redemption Expiration Date
Series 2025(1)	4.49%	October 22, 2020	November 1, 2025	October 22, 2023
Series 2025-2	4.00%	October 22, 2020	November 1, 2025	May 1, 2025
Series 2026	5.426%	November 1, 2018	February 1, 2026	November 1, 2025
Series 2027	2.95%	November 2, 2021	January 31, 2027	October 31, 2026
Series 2029	6.70%	May 16, 2024	May 16, 2029	February 16, 2029
______________
(1)As of June 30, 2024, the Fund had not opted to early redeem the Series 2025 Term Preferred Shares.
The Term Preferred Shares are considered debt of the Fund for accounting purposes; therefore, the liquidation preference, which approximates fair value of the Term Preferred Shares, is recorded as a liability on its consolidated statement of assets and liabilities net of deferred financing costs. As of June 30, 2024, FS Global Advisor has determined that the fair value of the Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares, Series 2026 Term Preferred Shares, Series 2027 Term Preferred Shares and Series 2029 Term Preferred Shares was approximately $50,186, $50,543, $103,529, $98,948 and $100,000, respectively. Fair value was obtained using quotations from an approved independent third-party pricing service. For the Series 2029 Term Preferred Shares, fair value is approximately the liquidation preference. Fair value could vary if market conditions change materially. The Fund records unpaid dividends in interest expense payable on its consolidated statement of assets and liabilities, and the dividends accrued and paid on the Term Preferred Shares are included as a component of interest expense on its consolidated statement of operations. The Term Preferred Shares are treated as equity for tax purposes.
As of June 30, 2024, $397,551 was outstanding under the Term Preferred Shares, net of discounts and deferred financing costs of $137 and $2,312, respectively. The Fund incurred costs in connection with issuing the Term Preferred Shares, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the Term Preferred Shares. As of June 30, 2024, $2,312 of such deferred financing costs had yet to be amortized to interest expense.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the sub-section entitled "Risk Factors" under the section "Summary of Updated Information Regarding the Fund (Unaudited)" in the Fund’s audited consolidated financial statements contained in its annual report as of and for the fiscal year ended December 31, 2023.
Senior Secured Debt Risk: Senior secured debt typically will be secured by liens on the assets and/or cash flows of the borrower and holds the most senior position in its capital structure. Senior secured debt in most circumstances is initially fully collateralized by the borrower’s assets and thus it is repaid before unsecured debt and equity. Substantial increases in interest rates, however, may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements, or as a result of the impact on general business conditions caused by higher interest rates, and there can be no guarantee that secured senior debt, even if fully collateralized at origination, will be fully repaid after an event of default or if collateral values have fallen. Also, the security for the Fund’s senior secured debt investments may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.
Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic, geo-political and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s shares of common stock are not priced, NAV may change at times when shares of common stock cannot be sold.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.
Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.
Furthermore, the Fund’s ability to successfully use derivatives depends on FS Global Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.
Rule 18f-4 under the 1940 Act, or the Derivatives Rule, provides a comprehensive framework for the use of derivatives by registered investment companies. The Derivatives Rule permits registered investment companies, subject to various conditions described below, to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act.
Registered investment companies that don’t qualify as “limited derivatives users” as defined below, are required by the Derivatives Rule to, among other things, (i) adopt and implement a derivatives risk management program, or DRMP, and new testing requirements; (ii) comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk, or VaR; and (iii) comply with new requirements related to Board and SEC reporting. The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board and periodically reviews the DRMP and reports to the Board.
The Derivatives Rule provides an exception from the DRMP, VaR limit and certain other requirements for a registered investment company that limits its “derivatives exposure” to no more than 10% of its net assets (as calculated in accordance with the Derivatives Rule) (a “limited derivatives user”), provided that the registered investment company establishes appropriate policies and procedures reasonably designed to manage derivatives risks, including the risk of exceeding the 10% “derivatives exposure” threshold.
The requirements of the Derivatives Rule may limit the Fund’s ability to engage in derivatives transactions as part of the Fund’s investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or its performance. The rule also may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. There may be additional regulation of the use of derivatives transactions by registered investment companies, which could significantly affect the Fund’s use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, or Rule 144A Securities. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Global Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
Subordinated Loans Risk: Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.
Below Investment Grade Rating Risk: The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by FS Global Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.
LIBOR and SOFR Risk: Following their publication on June 30, 2023, no settings of the London Interbank Offered Rate, or LIBOR, continue to be published on a representative basis and publication of many non-U.S. dollar LIBOR settings has been entirely discontinued. On July 29, 2021, the U.S. Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, formally recommended replacing U.S.-dollar LIBOR with SOFR, a new index calculated by short-term repurchase agreements, backed by Treasury securities. In April 2018, the Bank of England began publishing its proposed alternative rate, the Sterling Overnight Index Average, or SONIA. Each of SOFR and SONIA significantly differ from LIBOR, both in the actual rate and how it is calculated. Further, on March 15, 2022, the Consolidation Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, or LIBOR Act, was signed into law in the United States. This legislation established a uniform benchmark replacement process for certain financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable LIBOR fallback provisions. The legislation also creates a safe harbor that shields lenders from litigation if they choose to utilize a replacement rate recommended by the Board of Governors of the Federal Reserve System.
In addition, the U.K. Financial Conduct Authority, or FCA, which regulates the publisher of LIBOR (ICE Benchmark Administration), has announced that it will require the continued publication of the one-, three- and six-month tenors of U.S.-dollar LIBOR on a non-representative synthetic basis until the end of September 2024, which may result in certain non-U.S. law-governed contracts and U.S. law-governed contracts not covered by the federal legislation remaining on synthetic U.S.-dollar LIBOR until the end of this period. Although the transition process away from LIBOR has become increasingly well-defined (e.g. the LIBOR Act now provides a uniform benchmark replacement for certain LIBOR-based instruments in the United States), the transition process is complex, and it could cause a disruption in the credit markets generally and could have adverse impacts on the Fund’s business, financial condition and results of operations, including, among other things, increased volatility or illiquidity in markets for instruments that continue to rely on LIBOR or which have been transitioned away from LIBOR to a different rate like SOFR and, in any case, could result in a reduction in the value of certain of the Fund’s investments.
Control Share Acquisitions: The Fund’s Bylaws previously opted into the Maryland Control Share Acquisition Act, or the MCSAA. The MCSAA does not apply to the voting rights of any person acquiring shares of any class or series of stock of the Fund other than common stock. On June 29, 2023, a stockholder of the Fund, who did not hold any control shares as of June 27, 2023, filed a complaint in federal district court seeking to invalidate the application of the MCSAA to the Fund, along with 15 other closed-end funds and trustees of some of the other funds. On December 5, 2023, the U.S. District Court for the Southern District of New York issued a ruling granting summary judgment in favor of the stockholder and ordering a rescission of the defendant funds’ control share provisions in their respective bylaws. The Fund and the other defendant funds appealed to the Second Circuit Court of Appeals, which granted a request by two of the funds to expedite the appeal. The Second Circuit Court of Appeals heard oral arguments for the appeal on April 12, 2024, and issued an opinion affirming the ruling of the District Court on June 26, 2024. The deadline for the Fund and the other defendant funds to pursue further appeal is September 24, 2024.
Market Disruption and Geopolitical Risks: Certain local, regional or global events such as war (including Russia’s invasion of Ukraine and the Israel-Hamas war), acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
have a significant impact on a security or instrument. These types of events and others like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include, but are not limited to, volatility in markets, embargos, political actions, supply chain disruptions, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on an investment in the Fund. The ultimate impact of Market Disruptions and Geopolitical Risks on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is monitoring these events.
Economic Downturn or Recession: Many of the Fund's investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund's non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund's portfolio and a decrease in the Fund's revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund's funding costs, limit the Fund's access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund's operating results.
Inflation and Deflation Risk: Inflation risk is the risk that the value of certain assets or income from the Fund’s investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s securities and distributions to its shareholders can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to investors.
Certain of the Fund’s portfolio companies are in industries that may be impacted by inflation. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Fund’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Fund’s portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Fund’s investments could result in future realized or unrealized losses and therefore reduce the Fund’s net assets resulting from operations.
Deflation risk is the risk that prices throughout the economy decline over time, or the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Interest Rate Risk: The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on the Fund’s investment objectives, the Fund’s rate of return on invested capital and the Fund’s ability to service its debt and make distributions to stockholders. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.
The Fund’s investment portfolio primarily consists of senior secured debt. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of its investments, even if unrealized, must be reflected in the Fund’s financial statements for the applicable period and may therefore have a material adverse effect on the Fund’s results of operations for that period.
Because the Fund incurs indebtedness to make investments, the Fund’s net investment income is dependent, in part, upon the difference between the rate at which it borrows funds or pays interest on any debt securities and the rate at which the Fund invests these funds. The recent increases in interest rates will make it more expensive to use debt to finance the Fund’s investments and to refinance any financing arrangements. In addition, certain of the Fund’s financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, the Fund’s cost of funds will increase, which could materially reduce the Fund’s net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on the Fund’s current investments could also adversely impact the Fund’s net investment income.
The Fund has and may continue to structure the majority of its debt investments with floating interest rates to position the Fund’s portfolio for rate increases. However, there can be no assurance that this will successfully mitigate the Fund’s exposure to interest rate risk. For example, in rising interest rate environments, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly,

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
during periods of rising interest rates, the Fund’s fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.
Furthermore, because a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s debt investments, an increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate in its Investment Advisory Agreement and may result in a substantial increase of the amount of incentive fees payable to the Advisor with respect to pre-incentive fee net investment income.
Russia/Ukraine and Other Global Conflicts Market Risk: The ongoing invasion of Ukraine by Russia and related sanctions have increased global political and economic uncertainty. In February 2022, Russia invaded Ukraine and, in response, the United States and many other countries placed economic sanctions on certain Russian entities and individuals. Because Russia is a major exporter of oil and natural gas, the invasion and related sanctions have reduced the supply, and increased the price, of energy, which is accelerating inflation and may exacerbate ongoing supply chain issues. There is also the risk of retaliatory actions by Russia against countries which have enacted sanctions, including cyberattacks against financial and governmental institutions, which could result in business disruptions and further economic turbulence. Although the Fund has no direct exposure to Russia or Ukraine, the broader consequences of the invasion may have a material adverse impact on the Fund’s portfolio and the value of an investment in the Fund. Moreover, sanctions and export control laws and regulations are complex, frequently changing, and increasing in number, and they may impose additional legal compliance costs or business risks associated with the Fund’s operations. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have significant impact on the Fund’s performance and the value of an investment in the Fund.
In early October 2023, conflict in the Middle East involving Hamas and Israel intensified. The situation in the Middle East remains uncertain, and its long-term effects remain to be seen. Any impacts on the Fund’s business or results of operations cannot be predicted.
On January 31, 2020, the United Kingdom ended its membership in the European Union (the “EU”) referred to as Brexit. The longer term economic, legal, political and social implications of Brexit remain unclear. Brexit has led to ongoing political and economic uncertainty and periods of increased volatility in both the U.K. and in wider European markets for some time. Brexit could lead to calls for similar referendums in other European jurisdictions, which could cause increased economic volatility in the European and global markets. This mid- to long-term uncertainty could have adverse effects on the economy generally and on the Fund’s ability to earn attractive returns. In particular, currency volatility could mean that the Fund’s returns are adversely affected by market movements and could make it more difficult, or more expensive, for the Fund to execute prudent currency hedging policies. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential further downgrading of the U.K.’s sovereign credit rating, could also have an impact on the performance of certain investments made in the U.K. or Europe.
Pandemic and Force Majeure Risk: Periods of market volatility have occurred and could continue to occur in response to pandemics or other events outside of the Fund’s control. The Fund, FS Global Advisor, and the portfolio companies in which the Fund invests in could be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, such as acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, labor strikes, major plant breakdowns, pipeline or electricity line ruptures, failure of technology, defective design and construction, accidents, demographic changes, government macroeconomic policies, social instability, etc.). Some force majeure events could adversely affect the ability of a party (including the Fund, FS Global Advisor, a portfolio company or a counterparty to the Fund, FS Global Advisor, or a portfolio company) to perform its obligations until it is able to remedy the force majeure event. In addition, force majeure events, such as the cessation of the operation of equipment for repair or upgrade, could similarly lead to the unavailability of essential equipment and technologies. These risks could, among other effects, adversely impact the cash flows available from a portfolio company, cause personal injury or loss of life, including to a senior manager of FS Global Advisor or its affiliates, damage property, or instigate disruptions of service. In addition, the cost to a portfolio company or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be considerable. It will not be possible to insure against all such events, and insurance proceeds received, if any, could be inadequate to completely or even partially cover any loss of revenues or investments, any increases in operating and maintenance expenses, or any replacements or rehabilitation of property. Certain events causing catastrophic loss could be either uninsurable, or insurable at such high rates as to adversely impact the Fund, FS Global Advisor, or portfolio companies, as applicable. Force majeure events that are incapable of or are too costly to cure could have permanent adverse effects. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund invests or its portfolio companies operate specifically. Such force majeure events could result in or coincide with: increased volatility in the global securities, derivatives and currency markets; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; less governmental regulation and supervision of the securities markets and market participants and decreased monitoring of the markets by governments or self-regulatory organizations and reduced enforcement of regulations; limited, or limitations on, the

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.
In early 2020, an outbreak of a novel strain of coronavirus, or COVID-19, emerged globally. The outbreak of COVID-19 and its variants resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. This outbreak negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
Market Price of Common Stock: Common stock of closed-end funds frequently trades at a price lower than their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of common stock of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Both long and short-term investors, including investors who sell their common stock within a relatively short period after the Listing Date, will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Whether investors will realize a gain or loss upon the sale of the Fund’s common stock will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the common stock and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s common stock will be determined by factors such as the relative demand for and supply of the common stock in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common stock will trade at, below or above NAV, or below or above the initial listing price for the stock.
Cybersecurity Risks: Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. The Fund, its affiliates and the Fund’s and its affiliates’ respective third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and, while the Fund has not experienced any material losses relating to cyber attacks or other information security breaches, it could suffer such losses in the future.
The Fund’s affiliates and respective third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including non-public personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of the Fund’s affiliates and the Fund and its affiliates’ respective third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.
Cash Balance Risk: The Fund’s cash is held in accounts at U.S. banking institutions. Cash held by the Fund and its portfolio companies in non-interest-bearing and interest-bearing operating accounts may exceed the Federal Deposit Insurance Corporation insurance limits. If such banking institutions were to fail, the Fund or its portfolio companies could lose all or a portion of those amounts held in excess of such insurance limitations. In addition, actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems, which could adversely affect the Fund and its portfolio companies’ business, financial condition, results of operations, or prospects.
Although the Fund assesses its portfolio companies’ banking relationships as necessary or appropriate, the Fund and its portfolio companies’ access to funding sources and other credit arrangements in amounts adequate to finance or capitalize the Fund or its portfolio companies’ respective current and projected future business operations could be significantly impaired by factors that affect the Fund or its portfolio companies, the financial institutions with which the Fund or its portfolio companies have arrangements directly, or the financial services industry or economy in general. These factors could include, among others, events such as liquidity constraints or failures, the ability to perform obligations under various types of financial, credit or liquidity agreements or arrangements, disruptions or

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
instability in the financial services industry or financial markets, or concerns or negative expectations about the prospects for companies in the financial services industry. These factors could involve financial institutions or financial services industry companies with which the Fund or its portfolio companies have financial or business relationships but could also include factors involving financial markets or the financial services industry generally.
In addition, investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for the Fund or its portfolio companies to acquire financing on acceptable terms or at all.
Note 11. Commitments and Contingencies
The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.
The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.
See Note 4 for a discussion of the Fund’s commitments to FS Investments and its affiliates.

FS Credit Opportunities Corp.
Supplemental Information (Unaudited)
Annual Meeting of Stockholders
The Fund held its Annual Meeting of Stockholders, or the Annual Meeting, on July 8, 2024 for stockholders of record as of May 15, 2024. Stockholders were asked to consider and act upon the following proposals:
Class II Directors to serve until the 2027 Annual Meeting of Stockholders
Robert N.C. Nix, III and Philip E. Hughes, Jr.
All director nominees listed in the proposal were elected by the Fund's stockholders at the Annual Meeting.
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Stockholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Credit Opportunities Corp., 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Distribution Reinvestment Plan
Historically, the Fund had an “opt in” distribution reinvestment plan pursuant to which the Fund’s stockholders could elect to have the full amount of their cash distributions reinvested in additional shares of common stock of the Fund. If a stockholder did not elect to participate in the Fund’s prior distribution reinvestment plan, the stockholder would automatically receive any distributions the Fund declared in cash.
On September 27, 2022, the Board approved the termination of the Fund’s prior distribution reinvestment plan, effective as of October 3, 2022. On July 14, 2022, the Board adopted the DRP, which became effective as of the Listing Date. The Board and the Fund's stockholders previously approved a proposal for the Fund to implement share transfer restrictions on the Fund's shares of common stock for a period of 180 days following the Listing Date, and accordingly the DRP was suspended during that period. On May 16, 2023, the Board approved the reinstatement of the DRP.
Pursuant to the DRP, the Fund will reinvest all cash dividends or distributions declared by the Board on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the Board declares a distribution, then stockholders who have not elected to “opt out” of the DRP will have their distributions automatically reinvested in additional shares of the Fund’s common stock.
With respect to each distribution pursuant to the DRP, the Fund reserves the right to either issue new shares of common stock or purchase shares of common stock in the open market in connection with implementation of the DRP. Unless the Fund, in its sole discretion, otherwise directs the plan administrator, (A) if the per share market price (as defined in the DRP) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of the Fund’s common stock on the payment date for the distribution, then the Fund will issue shares of common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the market price; or (B) if the per share market price is less than the net asset value per share, then, in the sole discretion of the Fund, (i) shares of common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) the Fund will issue shares of common stock at net asset value per share. Pursuant to the terms of the DRP, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which the Fund issues such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.
If a stockholder receives distributions in the form of common stock pursuant to the DRP, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If the Fund’s common stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a

FS Credit Opportunities Corp.
Supplemental Information (Unaudited) (continued)
distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund’s common stock is trading above net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of the fair market value of the Fund’s common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the stockholder’s account.
The Fund reserves the right to amend, suspend or terminate the DRP. A stockholder may terminate its account under the DRP by notifying the plan administrator in writing. All correspondence concerning the DRP should be directed to the plan administrator by mail at FS Credit Opportunities Corp., c/o SS&C Technologies, Inc., 1055 Broadway, Kansas City, Missouri 64105. A stockholder may obtain a copy of the DRP by request to the plan administrator or by contacting the Fund.

Privacy Policy
FS Investments (“we,” “our” or “us”) and its affiliates take measures to ensure that the use and disclosure of your private personal information is consistent with applicable law.
This Consumer Information Privacy Policy (this “Privacy Policy”) explains what non-public personal information (“NPI”) we collect, why we collect it, how we protect your NPI, and how and why, in certain cases, we share such information with our affiliates or with other parties. This Privacy Policy may be amended from time to time.
This Privacy Policy applies to NPI collected or used in connection with our investment offerings and services to individuals for personal, family or household purposes. This disclosure is made on behalf of FS Investments and its affiliates listed under the heading “Application of Privacy Policy to FS Investments and our affiliates” below.
Information that we collect and may disclose
We collect information from and about you to provide the level of service that you expect. NPI about you may include: your name, mailing address, email address, tax identification number, age, account information, investment amounts in our sponsored offerings, marital status, number of dependents, assets, debts, income, net worth, employment history, financial statements, beneficiary information, personal bank account information, credit history information, broker-dealer, financial advisor, individual retirement account (“IRA”) custodian, account joint owners and other similar parties, the FS Investments’ investments and services you purchase, your FS Investments investment balance and transactional history, and the fact that you are or have been an investor in FS Investments’ investments and particulars related to any such investment.
Specific examples of personal information that we may collect and disclose to affiliates and certain third parties include:
•Information we receive from you on applications, subscription agreements or other forms. Examples include your name, mailing address and email address.
•Information about your transactions with us, our affiliates and others, such as account balances, payment history, account activity and financial statements. If you visit our website, information you submit to us on our website forms and information we collect through ‘cookies.’
•If you create a login and password on our website to access your FS Investments investment, we will collect and use the login and password to verify your identity and for our internal use in maintaining your website account.
•Information obtained from others, such as credit reports from consumer credit reporting agencies.
How we use and disclose information
FS Investments, its affiliates and its third-party service providers work together to provide a variety of investments and services and may need to share some or all the NPI collected about you to maintain an efficient and effective network of offerings and services. We believe that by sharing information about you and your accounts with our affiliates and partners, we are better able to serve your investment needs and to suggest services or educational materials that may be of interest to you. The responsible use and disclosure of the NPI we collect is crucial to our ability to provide our clients with the types of products and services they expect and may occur under a variety of different circumstances. For example, we may:
•Use your personally identifiable information (“PII") internally for the purposes of furthering our business, which may include analyzing your information, matching your information with the information of others, processing services, maintaining accounts, resolving disputes, preventing fraud and verifying your identity.
•Disclose your PII when required by law (e.g., in connection with judicial, administrative or investigative matters).
•Use and disclose your PII on an aggregate basis. This means that we may combine parts of your information with parts of the information from our other investors without including your name, complete telephone number, complete email address or your street address. Examples of how we use aggregate information include determining the most common ZIP Code among investors that use the website and disclosing that ZIP Code to other parties, or determining and disclosing demographic information such as the average income of investors in our sponsored investments.
Sharing with our affiliates
We may share your PII with our affiliates engaged in investment or other related financial service activities. Examples might include customer-initiated service requests, establishing and managing your investment, completing your investor transactions and sharing information with parties acting at your request and on your account, such as your broker-dealer, financial advisor, joint owners and IRA custodian.
Sharing with non-affiliated service providers
We may disclose your personal information to non-affiliated service providers who perform business functions on our behalf, which may include marketing of our own sponsored investments and services, check printing and data processing. Non-affiliated third-party service providers often aid us in the efficient and effective delivery of services, and there may be circumstances in which it is necessary to disclose NPI we collect to such parties. However, before we disclose NPI to a non-affiliated party, we require it to agree to keep our investor information confidential and secure and to use it only as authorized by us.
Also, we will only share your NPI with non-affiliated third parties under circumstances not covered by state or federal law “opt-out” notice exceptions, such as servicing a financial product or service authorized by the customer, resolving consumer disputes and protecting against potential fraud or unauthorized transactions. Should this policy ever change in the future, you will be given adequate notice and the option to “opt-out” of such disclosure.
We may also disclose the following information to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements:
•Information we receive from you on applications or other forms, such as your name, address, Social Security number, assets and income.
•Information about your transactions with us, our affiliates or others, such as your payment history and parties to the transactions.
•Information we receive from a consumer-reporting agency, such as your creditworthiness and credit history.
We require all joint marketers to have written contracts with us that specify appropriate use of your personal information, require them to take steps to safeguard your personal information, and prohibit them from making unauthorized or unlawful use of your personal information.
FS Investments and its affiliates do not share, sell or rent your personal, private information with outside marketers who may want to offer their own products and services to you.
How we protect your information
FS Investments and its affiliates maintain a comprehensive information security program designed to ensure the security and confidentiality of customer information, protect against threats or hazards to the security of such information, and prevent unauthorized access. This program includes:
•Procedures and specifications for administrative, technical and physical safeguards.
•Security procedures related to the processing, storage, retention and disposal of confidential information.
•Programs to detect, prevent and, when necessary, respond to attacks, intrusions or unauthorized access to confidential information.
•Restricting access of customer information to employees who need to know that information to provide products and services to you, and appointing specific employees to oversee our information security program.
Availability of this Privacy Policy
We will provide notice of this Privacy Policy annually, as long as you maintain an ongoing relationship with us. The most up-to-date Privacy Policy is posted on our website. For additional information you may call our Privacy Policy Specialist at 215-220-6651.
Notification of changes to our Privacy Policy
If we decide to change this Privacy Policy, we will post those changes on our website so our users and investors are always aware of what information we collect, use and disclose. If at any point we decide to use or disclose your PII in a manner different from that stated at the time it was collected, we will notify you in writing. We will otherwise use and disclose a user’s or an investor’s PII in accordance with the privacy policy that was in effect when such information was collected.
Change in control
If FS Investments or any of its affiliates experience a “change in control” (as defined below), then we may amend our information practices as described in this Privacy Policy. We will disclose your PII to the company or other legal entity that succeeds us (subject to the change in control or the operation of the website). The privacy policy of the succeeding legal entity will then govern the PII that FS Investments or its affiliates collected from you under this Privacy Policy or such successor entity’s privacy policy. However, if applicable law prohibits the succeeding legal entity’s privacy policy from governing your PII, then this Privacy Policy shall continue to govern. “Change in control” means any of the following events:
•A reorganization, merger, consolidation, acquisition or other restructuring involving all or substantially all of FS Investments or an affiliate’s voting securities and/or assets, by operation of law or otherwise.
•Insolvency.
•A general assignment for the benefit of creditors.
•The appointment of a receiver.
•The filing of a bankruptcy or insolvency proceeding.
•The liquidation of assets.
Questions about this Privacy Policy
If you have any questions about this Privacy Policy and/or our personal information practices, please call our Privacy Policy Specialist at 215-220-6651.
Application of Privacy Policy to FS Investments and our affiliates
This Privacy Policy applies to FS Investments and the following affiliated FS Investments companies: FS Investment Solutions, LLC; Franklin Square Holdings, L.P.; Franklin Square Holdings, G.P., LLC; any fund or other investment sponsored by FS Investments and their respective subsidiaries and investment advisers; and all other funds or entities created in the future that offer investment or services to individuals for personal, family or household purposes.

www.fsinvestments.com	SAN24-FSCO
© 2024 FS Investments

Item 1. Reports to Stockholders.
(b) The following is a copy of the notice transmitted to stockholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

FS INVESTMENTS®

Important Fund Report(s) Now Available Online and In Print by Request. Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. We encourage you to review the report(s) at the website below:

https://fsinvestments.com/fsco-reports/
FS Credit Opportunities Corp. Semi-Annual Report

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):
1-877-628-8575
www.fsinvestments.com/edelivery

Go Paperless! Update your communication preferences at the website listed or scanning the QR Code below
www.fsinvestments.com/edelivery

Item 2.    Code of Ethics.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 3.    Audit Committee Financial Expert.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 4.    Principal Accountant Fees and Services.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 5.    Audit Committee of Listed Registrants.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 6.    Investments.
(a)The Fund’s unaudited consolidated schedule of investments as of June 30, 2024 is included as part of the Semi-Annual Report included in Item 1(a) of this Form N-CSR.
(b)Not applicable to this Semi-Annual Report on Form N-CSR.
Item 7. Financial Statements and Financial Highlights For Open-End Management Investment Companies.
(a)Not applicable to this Semi-Annual Report on Form N-CSR.
(b)Not applicable to this Semi-Annual Report on Form N-CSR.
Item 8. Changes In and Disagreements With Accountants For Open-End Management Investment Companies.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 9. Proxy Disclosures For Open-End Management Investment Companies.
Not applicable to this Semi-Annual Report on Form N-CSR.
Item 10. Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies
Not applicable to this Semi-Annual Report on Form N-CSR.
Item 11. Statement Regarding Basis For Approval of Investment Advisory Contract.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to this Semi-Annual Report on Form N-CSR.
Item 13. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(2) Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(3) Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(4) Not applicable to this Semi-Annual Report on Form N-CSR.
(b)As of the date of filing of this Semi-Annual Report on Form N-CSR, there has been no change in any of the portfolio managers identified in Item 8(a)(1) of the Fund’s most recently filed annual report on Form N-CSR for the fiscal year ended December 31, 2023.
Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases were made by or on behalf of the Fund during the period covered by this Semi-Annual Report on Form N-CSR.
Item 15. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s Board during the period covered by this Semi-Annual Report on Form N-CSR.
Item 16.    Controls and Procedures.
(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this Semi-Annual Report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.
(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Semi-Annual Report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 17.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)Not applicable to this Semi-Annual Report on Form N-CSR.
(b)Not applicable to this Semi-Annual Report on Form N-CSR.
Item 18. Recovery of Erroneously Awarded Compensation.
(a)Not applicable to this Semi-Annual Report on Form N-CSR.
(b)Not applicable to this Semi-Annual Report on Form N-CSR.
Item 19.    Exhibits.
(a)(1)    Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(2)    The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are included herein.
(a)(3)    Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(4)    Not applicable to this Semi-Annual Report on Form N-CSR.
(b)    The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are included herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Credit Opportunities Corp.

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
Date: August 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: August 22, 2024

By:	/s/ EDWARD T. GALLIVAN, JR.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: August 22, 2024